LabOne, Inc.

10101 Renner Boulevard
Lenexa, Kansas 66219
(913) 888-1770

PROXY STATEMENT

Table of Contents

Notice of Annual Meeting of Shareholders

Proxy Statement

Proposal 1 - Election of Directors

Proposal 2 - Approval of Independent Registered Public Accounting Firm

Proposal 3 - Amendment of the 2001 Long-Term Incentive Plan

Management of LabOne, Inc.

Executive Compensation

Certain Relationships and Related Transactions

Security Ownership of Certain Beneficial Owners and Management

Appendix A - 2001 Long-Term Incentive Plan

Appendix B - Form of Proxy Card

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held May 26, 2005

The annual meeting of the shareholders of LabOne, Inc., a Missouri corporation ("LabOne" or the "Company"), will be held at the offices of LabOne, 10101 Renner Boulevard, Lenexa, Kansas, on May 26, 2005, at 11:00 a.m., local time, for the following purposes:

1. To elect three class C director to serve until the 2008 Annual Meeting of Shareholders.

2. To approve the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2005.

3. To approve an amendment to the Company's 2001 Long-Term Incentive Plan ("2001 Plan") to (i) increase the number of shares of Common Stock that may be issued under the 2001 Plan's Stock Incentive Program with respect to restricted stock, restricted stock unit awards, performance share awards and other stock-based awards payable in Common Stock from 150,000 to 500,000, and (ii) transfer 800,000 shares of Common Stock from the 2001 Plan's Bonus Replacement Stock Option Program to the 2001 Plan's Stock Incentive Program.

4. To transact such other business as may properly come before the meeting and any adjournment thereof.

Shareholders of record at the close of business on April 11, 2005 are entitled to notice of and to vote at the meeting and any adjournment thereof.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE VIA TELEPHONE OR THE INTERNET, AS SPECIFIED ON THE PROXY CARD, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.

Submitting your proxy now will not interfere with your rights to attend the meeting or to vote your shares personally at the meeting if you wish to do so.

All shareholders are cordially invited to attend the meeting.

By Order of the Board of Directors

JOSEPH C. BENAGE
Secretary

Lenexa, Kansas
Dated: April 12, 2005

LabOne, Inc.

10101 Renner Boulevard
Lenexa, Kansas 66219
(913) 888-1770

PROXY STATEMENT

INTRODUCTION

This proxy statement is furnished to the shareholders of LabOne, Inc., a Missouri corporation ("LabOne" or the "Company"), in connection with the solicitation of proxies by the board of directors of LabOne (the "Board") for use at the annual meeting of shareholders to be held on Thursday, May 26, 2005, at 11:00 a.m., local time, at the offices of LabOne, 10101 Renner Boulevard, Lenexa, Kansas, and at any adjournment thereof (the "annual meeting"). This proxy statement, the notice and the accompanying form of proxy were first mailed to the shareholders on or about April 19, 2005.

VOTING RIGHTS

General

Shareholders of record at the close of business on April 11, 2005 are entitled to notice of and to vote at the meeting. There were 17,442,232 shares of Common Stock outstanding at the close of business on that date. Holders of shares of Common Stock are entitled to one vote per share on all matters presented to a shareholder vote, other than the election of directors, as to which cumulative voting applies.

Cumulative Voting for Directors

Under cumulative voting, each shareholder is entitled to cast as many votes as shall equal the number of shares held by the shareholder multiplied by the number of directors to be elected, and such votes may all be cast for a single director or may be distributed among the directors to be elected as the shareholder wishes. If a shareholder desires to cumulate his or her votes, the proxy should indicate clearly that the shareholder desires to exercise the right to cumulate votes and to specify how the votes are to be allocated among the nominees for directors. For example, a shareholder may write "cumulate" on the proxy and write below the name of the nominee or nominees for whom the shareholder desires to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising his or her right to vote cumulatively, a shareholder may instruct the proxy holders not to vote for one or more of the nominees by lining through the name(s) of such nominee or nominees on the proxy. If the proxy is not marked with respect to the election of directors, authority will be granted to the persons named in the proxy to cumulate votes if they so choose and to allocate votes among the nominees in such a manner as they determine is necessary in order to elect all or as many of the nominees as possible. A shareholder voting via telephone or the internet that desires to cumulate his or her votes should carefully follow the cumulative voting instructions applicable to that type of voting.

Voting by Proxy

When a proxy is properly submitted to the Company in writing, via telephone or via the internet, the shares represented by the proxy will be voted at the annual meeting in the manner specified by the shareholder. If no instructions are specified, authority will be granted to vote such shares FOR (1) the election of the nominees named herein as class C directors, (2) the approval of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2005, and (3) the amendment to the Company's 2001 Long-Term Incentive Plan ("2001 Plan") to (i) increase the number of shares of Common Stock that may be issued under the 2001 Plan's Stock Incentive Program with respect to restricted stock, restricted stock unit awards, performance share awards or other stock-based awards from 150,000 to 500,000, and (ii) transfer 800,000 shares of Common Stock from the 2001 Plan's Bonus Replacement Stock Option Program to the 2001 Plan's Stock Incentive Program. Unless the proxy indicates otherwise, discretionary authority will be granted to the persons named in the proxy to vote the shares represented by the proxy (a) cumulatively for the election of directors, and (b) with respect to procedural matters and other matters that properly come before the meeting for which LabOne did not receive notice a reasonable time before the date of the mailing of this proxy statement.

Telephone and internet voting will terminate at 10:59 p.m. Central Time on May 25, 2005.

Quorum

Representation in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting constitutes a quorum for the transaction of business at the annual meeting. If a quorum is not obtained at the annual meeting, the meeting may be adjourned until such time as a quorum is obtained. Abstentions, votes withheld for the election of directors and broker non-votes (shares held by brokers and other nominees or fiduciaries that are present and voted at the meeting but not voted on a particular matter) will be treated as shares of Common Stock present for purposes of determining the presence of a quorum for the transaction of business.

Required Vote

Nominees for director are elected by the affirmative vote of a plurality of shares of Common Stock entitled to vote on the election of directors and represented, in person or by proxy, at the annual meeting. The nominees receiving the greatest number of votes will be elected as directors. Votes withheld and broker non-votes will not affect the outcome of the election of directors.

Approval of the appointment of the independent registered public accounting firm, Proposal 2, requires the affirmative vote of the majority of the shares of Common Stock that are entitled to vote on the Proposal and represented, in person or by proxy, at the annual meeting. Abstentions on this matter will have the effect of negative votes. Broker non-votes will not affect the outcome of the vote on this matter.

Approval of the amendment of the 2001 Plan to (i) raise the maximum number of shares of Common Stock that may be issued under the 2001 Plan's Stock Incentive Program with respect to restricted stock, restricted stock unit awards, performance share awards and other stock-based awards payable in Common Stock from 150,000 to 500,000, and (ii) transfer 800,000 shares of Common Stock from the 2001 Plan's Bonus Replacement Stock Option Program to the 2001 Plan's Stock Incentive Program, Proposal 3, requires the affirmative vote of the majority of the shares of Common Stock that are entitled to vote on the Proposal and represented, in person or by proxy, at the annual meeting. Abstentions on this matter will have the effect of negative votes. Broker non-votes will not affect the outcome of the vote on this matter. BROKERS DO NOT HAVE DISCRETION TO VOTE ON THIS PROPOSAL WITHOUT YOUR INSTRUCTION. IF YOU DO NOT INSTRUCT YOUR BROKER HOW TO VOTE ON THIS PROPOSAL, YOUR BROKER WILL DELIVER A NON-VOTE ON THIS PROPOSAL.

Revocation of Proxies

A shareholder may revoke his or her proxy at any time before it is voted by giving to the Secretary of LabOne written notice of revocation bearing a later date than the proxy, by submitting a later-dated proxy, or by revoking the proxy and voting in person at the annual meeting. Attendance at the annual meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to Mr. Joseph C. Benage, Secretary, LabOne, Inc., 10101 Renner Boulevard, Lenexa, Kansas 66219.

SOLICITATION OF PROXIES

The cost of soliciting proxies will be borne by LabOne. Proxies may be solicited by certain of LabOne's directors, officers, and regular employees, without additional compensation, in person or by telephone, email or facsimile. LabOne will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

PROPOSAL 1

ELECTION OF DIRECTORS

Information Concerning Nominees for Election as Class C Directors

The shareholders will be asked to elect the nominees listed below as class C directors, to hold office for a three-year term until the 2008 annual meeting of shareholders and until their successors are elected and qualified. The Board presently consists of seven positions divided into three classes, classes A and B consisting of two directors each and class C consisting of three directors. One of the two class B Board seats is currently vacant. One class of directors is elected each year to hold office for a three-year term and until the successors of such class are duly elected and qualified. The nominees listed are currently serving as class C directors.

W. Thomas Grant II, Lawrence N. Kugelman and John E. Walker have been recommended to the Board by the Nominating/Corporate Governance Committee, and their nominations have been approved by the Board. It is expected that Messrs. Grant, Kugelman and Walker will be available for election, but in the event that any of them is unavailable, the persons named in the accompanying proxy will vote for a substitute nominee or nominees designated by the Board.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1 TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS.

Nominees for Election as Directors
Name	Age	Class	Principal Occupation
W. Thomas Grant II	54	C

Mr. Grant was appointed Chairman of the Board, President, Chief Executive Officer and a class C director of LabOne upon the merger of LabOne, Inc., a Delaware corporation (the "Delaware corporation"), into LabOne (formerly Lab Holdings, Inc.) in 1999 (the "merger"). Mr. Grant served as a director of the Delaware corporation from 1993 to the time of the merger. He served as Chairman of the Board, President and Chief Executive Officer of the Delaware corporation from October 1995 to the time of the merger. He served as Chairman of the Board of LabOne from May 1993 to September 1997. Mr. Grant also is a director of Commerce Bancshares, Inc.

Lawrence N. Kugelman	62	C

Mr. Kugelman was appointed a class C director of LabOne effective March 2, 2005. Mr. Kugelman was president and chief executive officer of Coventry Health Care, a leading managed health care company, from 1995 to 1996. Prior to joining Coventry Health Care, he served in several leadership positions within the health care industry. Mr. Kugelman currently is a health care consultant and private investor. He is a director and chairman of the audit committee for Coventry Health Care and a director and chairman of the compensation committee for Valeant Pharmaceuticals International.

John E. Walker	66	C

Mr. Walker was appointed a class C director of LabOne at the time of the merger. Mr. Walker was a director of the Delaware corporation from 1984 to the time of the merger. He retired as Managing Director - Reinsurance of Business Men's Assurance Company of America in 1996. He served as Vice Chairman of the Board of the Delaware corporation prior to 1994. Mr. Walker is a director and chairman of the compensation committee of FBL Financial Group, Inc.

Compensation of Directors

Directors who are not employees of LabOne ("Non-Management Directors") receive an annual retainer fee of $15,000, a grant of a number of shares of Common Stock having a value equal to $10,000 and a stock option for a number of shares that is equal to 50,000 divided by the fair market value of LabOne common stock on the date of grant. (The value of this stock option is estimated at $15,000 in the chart below). Non-Management Directors also receive $2,000 for each board meeting attended and $750 for each committee meeting attended, except for meetings of the Audit Committee. Non-Management Directors who serve on the Audit Committee (except as its Chair) receive an annual retainer fee of $1,000. All Audit Committee members also receive $1,500 for each Audit Committee meeting attended. Each Non-Management Director who also serves as Chair of a committee (except the Chair of the Audit Committee) also receives $1,250 per year for serving in such capacity. The Chair of the Audit Committee receives an annual retainer fee of $2,500. Directors also receive reimbursement for reasonable expenses incurred in attending meetings.

Following is a chart showing compensation paid during 2004 to Non-Management Directors for Board service:

2004 Non-Management Board Compensation Paid
NON-MANAGEMENT BOARD MEMBER	BOD MTG $2,000	AUDIT MTG $1,500	COMP MTG $750	EXEC MTG $750	CORP GOVER MTG $750	ANNUAL RETAINER $15,000	ANNUAL RETAINER, CHAIR OF AUDIT COMMITTEE $2,500	ANNUAL RETAINER AUDIT COMMITTEE MEMBERS $1,000	ANNUAL RETAINER, CHAIR OF OTHER COMMITTEES $1,250	ANNUAL EQUITY	TOTAL FEES
W. Roger Drury	$14,000[1]	$13,500	$3,750	$750		$15,000	$2,500		$1,250	$25,000	$75,750
Jill L. Force[2]	$8,000	$7,500				$15,000		$1,000		$25,000	$56,500
John P. Mascotte	$12,000[1]		$3,000		$3,000	$15,000			$1,250	$25,000	$59,250
James R. Seward	$12,000	$12,000		$750		$15,000		$1,000		$25,000	$65,750
John E. Walker[3]	$14,000[1]	$4,500	$3,000	$750	$3,000	$15,000				$25,000	$65,250
Total	$60,000	$37,500	$9,750	$2,250	$6,000	$75,000	$2,500	$2,000	$2,500	$125,000	$322,500[4]

1. Includes $2,000 payment for October 7, 2003 Board meeting that was made in 2004.

2. Ms. Force joined the Board and was appointed to the Audit Committee effective May 26, 2004.

3. Mr. Walker served on the Audit Committee from January 1, 2004 to May 25, 2004.

4. Prior to their resignation from the Board in May 2004, D. Scott Mackesy, Paul B. Queally and Sean M. Traynor received the following compensation for Board service in 2004: Mr. Mackesy received $4,000 for two Board meetings and $750 for one Executive Compensation Committee meeting; Mr. Queally received $4,000 for two Board meetings and $750 for one Executive Compensation Committee meeting; and Mr. Traynor received $4,000 for two Board meetings. Including these amounts, the Company's total 2004 non-management Board compensation was $336,000.

Related Party Transactions

Two sons of W. Thomas Grant II are employed by the Company or an affiliate of the Company. William T. Grant III is employed by the Company as Physician Marketing & Sales Vice President at an annual salary of $94,973 plus commissions and car allowance. Joseph M. Grant is employed by ExamOne as District Sales Manager at an annual salary of $61,090 plus commissions and car allowance.

Mr. Walker serves on the board of directors of Farm Bureau Life Insurance Company, a customer of the Company.

Mr. Kugelman serves on the board of directors of Coventry Health Care, a vendor and customer of the Company.

See information provided under the heading "Directors and Executive Officers".

Indemnification

As required by the By-laws of LabOne, LabOne has entered into an indemnification agreement with each of the directors providing indemnification to the full extent permitted or authorized by law.

Independence of Board Members

Except for W. Thomas Grant II, who serves as Chairman of the Board, President and Chief Executive Officer of the Company, each of the directors is independent under the corporate governance standards of NASDAQ.

Meetings of the Board and Committees

There were six meetings of the Board during 2004 and it acted twice by unanimous written consent. The committees of the Board include an Executive Committee, an Audit Committee, an Executive Compensation Committee and a Nominating/Corporate Governance Committee. During 2004, the Audit Committee met five times at regular meetings and an additional seven times to review earnings releases and other such matters, the Executive Compensation Committee met five times, the Nominating/Corporate Governance Committee met four times, and the Executive Committee met once and acted four times by unanimous written consent. All incumbent directors attended 75 percent or more of the total number of all meetings of the Board and of committees of which they were members during 2004.

The Audit Committee currently consists of James R. Seward, Chair, Jill L. Force and John E. Walker, each of whom is independent under the corporate governance standards of NASDAQ applicable to members of audit committees. Ms. Force has been designated by the Board as the Audit Committee Financial Expert. The Board has adopted a written charter for the Audit Committee, which can be found on the Company's Investor Relations website at http://www.labone.com. The Audit Committee assists the Board with oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, the accounting and financial reporting processes of the Company, the audits of the financial statements of the Company, and the performance of the Company's internal audit function and of the independent registered public accounting firm. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention and to engage independent counsel and other advisors as it determines necessary. The Company is obligated to provide funding, as determined solely by the Audit Committee, for compensation of the independent registered public accounting firm and advisors retained by the Audit Committee.

The Executive Compensation Committee currently consists of Jill L. Force, Chair, John P. Mascotte and John E. Walker, each of whom is independent under the corporate governance standards of NASDAQ. The Board has adopted a written Charter for the Committee, which can be found on the Company's Investor Relations website at http://www.labone.com. The Executive Compensation Committee reviews and approves the compensation of the Company's Chief Executive Officer and other executive officers; establishes annual and long-term performance goals and objectives for the Chief Executive Officer and evaluates the Chief Executive Officer in light of such goals and objectives; administers the Company's annual and long-term incentive plans, including the establishment of goals and objectives and the granting of awards under long-term incentive plans; and produces an annual report on executive compensation for inclusion in the Company's annual proxy statement. The Committee is authorized to retain compensation consultants and other advisors to assist it and to approve their fees and other retention terms.

The Nominating/Corporate Governance Committee consists of John P. Mascotte, Chair, and John E. Walker, each of whom is independent under the corporate governance standards of NASDAQ. The Board has adopted a written Charter for the Committee, which can be found on the Company's Investor Relations website at http://www.labone.com. The Nominating/Corporate Governance Committee assists the Board in fulfilling its nominating functions; assists the Board in fulfilling its corporate governance oversight function; assists the Board in chief executive succession planning; makes recommendations to the Board regarding compensation of non-management directors; and takes a leadership role in shaping the corporate governance of the Company. The Committee is authorized to retain search firms and legal, accounting and other advisors to assist it and to approve their fees and other retention terms.

The Executive Committee consists of W. Thomas Grant II, Chair, John E. Walker and James R. Seward. The Executive Committee exercises all the powers and authority of the Board when the Board is not meeting; develops, recommends and reviews policy guidelines for all LabOne investments and borrowings; recommends and reviews the performance of outside investment management firms performing services for LabOne; and reports all of its actions to the Board.

The Board's independent directors meet regularly in executive session, with no management directors or management present. The Chairs of the Audit, Executive Compensation and Nominating/Corporate Governance Committees rotate responsibility for chairing these independent director executive sessions.

Director Nomination Procedures

General. The Nominating/Corporate Governance Committee, as part of its duties, assists the Board in fulfilling its nominating function. In assisting the Board, the Nominating/Corporate Governance Committee identifies and evaluates candidates to serve as directors in accordance with criteria established by the Nominating/Corporate Governance Committee and the Board, and makes recommendations regarding candidates to the Board. The Nominating/Corporate Governance Committee will consider candidates recommended by shareholders as described below.

Criteria for Nominees. The Nominating/Corporate Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board takes into account many factors, including general understanding of marketing, finance and other disciplines relevant to the success of a publicly-traded company in today's business environment; understanding of the Company's businesses; and educational and professional background. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound and informed judgment, using its diversity of experience. In determining whether to recommend a director for re-election, the Nominating/Corporate Governance Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board.

In furtherance of the foregoing, the Board has established the following nonexclusive criteria for nominations to the Board:

Directors should be of the highest ethical character and share the values of LabOne's Mission Statement.

Directors should have reputations, both personal and professional, consistent with the image and reputation of LabOne.

Directors should be highly accomplished in their respective field, with superior credentials and recognition.

Each director should have relevant expertise and experience, and be able to offer advice and guidance to the chief executive officer based on that expertise and experience.

Each director should have the ability to exercise sound business judgment.

Directors should be selected so that the Board is a diverse body.

The Board believes that a substantial majority of its directors should be independent. In determining the independence of a director, the Board will apply the definition of "independent director" in the listing standards of the NASDAQ Stock Market and applicable laws and regulations.

Identification and Evaluation of Nominees. Once the Nominating/Corporate Governance Committee or the Board has identified a need to add a new Board member meeting specific criteria or to fill a vacancy on the Board, the Chair of the Nominating/Corporate Governance Committee will initiate a search, seeking input from Board members and senior management of the Company, reviewing shareholder recommendations and hiring a search firm, if necessary. The Nominating/Corporate Governance Committee will then identify candidates who satisfy specific criteria or otherwise qualify for membership on the Board, depending on the need at that time, and interview them. The full Board will be kept informed of progress on an informal basis. After completion of the interview process, the Nominating/Corporate Governance Committee will meet to consider and approve a final candidate and then seek full Board endorsement of the selected candidate. Director candidates duly recommended by shareholders will be evaluated according to the foregoing process.

Procedures to be Followed By Shareholders. The Nominating/Corporate Governance Committee will consider shareholder recommendations for director candidates. To submit a recommendation to the Nominating/Corporate Governance Committee for a nominee for election at an annual meeting, a shareholder should submit the recommendation, together with such biographical information and other information required by the Nominating/Corporate Governance Committee, to the Chair of the Nominating/Corporate Governance Committee, c/o General Counsel, LabOne, Inc., 10101 Renner Boulevard, Lenexa, Kansas 66219 no later than January 15 of the same year. Shareholders may request the biographical and other information required by the Nominating/Corporate Governance Committee by contacting the General Counsel of the Company at the address listed above.

Shareholder Communications with the Board

The Company has a process for shareholders to send communications to the Board. The Chairs of our Audit, Executive Compensation and Nominating/Corporate Governance Committees rotate responsibility for chairing the executive sessions of our independent (non-management) directors. You may communicate with the Chair of any of these committees by sending a written communication to their attention c/o General Counsel, LabOne, Inc., 10101 Renner Boulevard, Lenexa, Kansas 66219 or via e-mail c/o the General Counsel at joe.benage@labone.com. The General Counsel will forward your written communication or e-mail directly to the designated Chair(s).

Attendance of Directors at Annual Meeting

In February 2004 the Company adopted a policy requiring attendance by director nominees at the annual meeting of shareholders absent hardship and encouraging attendance by other Board members whose terms are not expiring and who are continuing in office. All five directors then serving attended the 2004 annual meeting of shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and beneficial owners of more than ten percent of the Common Stock of LabOne to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and to provide copies to LabOne. Based solely upon a review of the copies of such reports provided to LabOne and written representations from directors and executive officers, LabOne believes that such persons have complied with all applicable Section 16(a) filing requirements for 2004.

PROPOSAL 2

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP served as LabOne's independent registered public accounting firm for 2004. The Board, upon the recommendation of its Audit Committee, has ratified the selection of KPMG LLP to serve as LabOne's independent registered public accounting firm for 2005.

Representatives of KPMG LLP are expected to be present at the annual meeting to answer questions about the audit report. They also will have the opportunity to make a statement if they desire to do so.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2 TO APPROVE KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO LABONE FOR 2005.

Audit and Non-Audit Fees

For the fiscal years ended December 31, 2004, and December 31, 2003, KPMG LLP billed the Company for its services the fees set forth below.

	2004	2003
Audit fees: (1)	$784,000	$151,350
Audit related fees: (2)	305,376	60,751
Tax fees: (3)	156,505	88,330
All Other Fees:	0	0
Total	$1,245,881	$300,431

1. Audit fees include $400,000 in fees related to the Company's internal controls over financial reporting pursuant to the Sarbanes-Oxley Act of 2002.

2. Audit related fees consisted of audits of employee benefit plans, due diligence related to acquisitions, control documentation assistance and an inventory assessment.

3. Tax fees consisted principally of assistance with tax returns and related tax issues.

Pre-Approval Policy

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm ("pre-approval policy"). Under the pre-approval policy, prior to engagement of the independent registered public accounting firm for the annual audit, the independent registered public accounting firm and the Chief Financial Officer or Controller are required to submit to the Audit Committee for specific pre-approval the services (and related fees) expected to be rendered by the independent registered public accounting firm to the Company during the 12 months from the date of pre-approval, for each of the following four categories of services: (1) audit services, (2) audit related services, (3) tax services and (4) other services.

If during the year it becomes necessary or is in the best interests of the Company to engage the independent registered public accounting firm for additional services or for changes in the scope of services not contemplated in the original pre-approval, the pre-approval policy requires specific pre-approval by the Audit Committee or its Chair before engaging the independent registered public accounting firm for such additional services and requires the Chair to report any pre-approval decisions made by him or her to the Audit Committee at its next scheduled meeting. Under the pre-approval policy, the Audit Committee is prohibited from delegating the responsibilities to pre-approve or ratify services to any member of management of the Company and its subsidiaries. The pre-approval policy prohibits the Audit Committee from approving certain specified services by the independent registered public accounting firm, including those that are deemed to impair independence under applicable law.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of the Company's results. The Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Committee discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

In addition, the Committee received the written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the independent registered public accounting firm its independence in relation to the Company and its management. The Committee also considered whether the provision of non-audit services to the Company by the independent registered public accounting firm is compatible with the accounting firm's independence. The Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

The Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for its audit. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed with the Securities and Exchange Commission. The Committee has selected the Company's independent registered public accounting firm for 2005.

Submitted by the Audit Committee

James R. Seward, Chair
Jill L. Force
John E. Walker

PROPOSAL 3

AMENDMENT OF THE 2001 LONG-TERM INCENTIVE PLAN

On March 1, 2005, the Board adopted, subject to the approval of the Company's shareholders, an amendment to the Company's 2001 Long-Term Incentive Plan ("2001 Plan") to (i) increase the maximum number of shares of Common Stock that may be issued under the 2001 Plan's Stock Incentive Program with respect to restricted stock, restricted stock unit awards, performance share awards and other stock-based awards payable in Common Stock from 150,000 to 500,000, and (ii) transfer 800,000 shares of Common Stock from the 2001 Plan's Bonus Replacement Stock Option Program to its Stock Incentive Program.

Background

The 2001 Plan has three primary components: the Bonus Replacement Stock Option Program; the Stock Incentive Program; and the Stock Program for Outside Directors. The following summary is qualified in its entirety by the full text of the 2001 Plan set forth in Appendix A attached hereto.

Bonus Replacement Stock Option Program

Under the 2001 Plan's Bonus Replacement Stock Option Program, the Company may permit or require employees who are eligible to receive annual incentive compensation under the Company's incentive programs to receive nonqualified stock options in lieu of cash. Prior to December 31, 2003, the shares of Common Stock available for issuance each calendar year under the Bonus Replacement Stock Option Program were 3% of outstanding shares on the first day of such calendar year, plus shares available in previous years for which stock options were not granted, plus shares subject to the unexercised portion of stock options previously granted under this program that had expired, lapsed or been terminated, forfeited or cancelled. In February 2004, the Board amended this program to (a) freeze the total number of shares of Common Stock that may be issued under this program at 984,699 shares, which was the total number of shares issuable as of December 31, 2003, and (b) provide that only shares withheld or not issued by LabOne with respect to a stock option that expires or lapses or is terminated, surrendered, forfeited, cancelled, exercised or settled may be subject to new stock options under the program. Of these 984,699 Bonus Replacement Stock Option Program shares, 87,084 shares are issued and outstanding, 66,985 shares are reserved for issuance upon exercise of outstanding options and 830,630 shares are currently available for future awards under the Program.

Stock Incentive Program

The Stock Incentive Program permits the Company to grant nonqualified stock options, stock appreciation rights, restricted stock, restricted stock unit awards or other stock-based awards to officers, directors, employees and consultants of the Company. The Stock Incentive Program was adopted to provide shares for stock incentives to executives and to individual key employees or other service providers of LabOne, as determined by the committee of the Board administering the program (the "Committee"). An aggregate of 2,000,000 shares of Common Stock are currently authorized for issuance under the Stock Incentive Program. Of these 2,000,000 Stock Incentive Program shares, 130,170 shares are issued and outstanding, 1,271,830 shares are reserved for issuance upon exercise of outstanding options and 598,000 shares are available for future awards. The Committee may provide for cash payments to participants in addition to an award, or loans to participants in connection with all or any part of an award (subject to applicable legal restrictions), and may provide in any award the right to dividends or dividend equivalents. (For more information regarding the Stock Incentive Program, please see "Principal Features of the Stock Incentive Program" below.)

Stock Program for Outside Directors

The Stock Program for Outside Directors provides for annual compensation to the Company's non-employee directors in cash, Common Stock and nonqualified stock options. This program provides for annual compensation to directors of $7,500 in cash, $10,000 in Common Stock and a stock option to purchase the number of shares determined by dividing 50,000 by the fair market value of Common Stock on the date of grant. An aggregate of 300,000 shares of Common Stock are reserved for issuance under the Stock Program for Outside Directors. Of these 300,000 Stock Program for Outside Directors shares, 36,738 shares are issued and outstanding, 24,126 shares are reserved for issuance upon exercise of outstanding options and 239,136 shares are available for future awards.

Reasons for the Amendment

Upon the recommendation of the Executive Compensation Committee and after careful consideration, the Board determined that it is in the best interest of the Company and its shareholders to amend the 2001 Plan to increase the number of shares of Common Stock that may be issued under the 2001 Plan's Stock Incentive Program with respect to restricted stock, restricted stock unit awards, performance share awards and other stock-based awards payable in Common Stock from 150,000 to 500,000, and transfer 800,000 shares of Common Stock from the Bonus Replacement Stock Option Program to the Stock Incentive Program. The proposed amendment would not increase the number of shares of Common Stock subject to the 2001 Plan. The closing price of the Company's Common Stock on April 11, 2005 was $34.15.

Stock Incentive Program - Restricted Stock, Performance Shares and Other Stock-Based Awards

Restricted stock, restricted stock units, performance share awards and other stock-based awards have historically not been material components of the Company's awards under the Stock Incentive Program. However, like many other companies, the Board is currently evaluating how equity-based awards other than stock options could potentially be incorporated into the Company's equity compensation strategy. Specifically, the Board is considering whether equity-based awards other than stock options could serve to efficiently align the interests of the award recipients with those of the Company and its shareholders, either as an alternative to or in conjunction with stock option awards. Although the Company has not made a definitive decision regarding adjustments to its equity compensation strategy, the Company seeks to obtain greater flexibility with respect to the type of equity awards which may be made under the Stock Incentive Program. The Board believes that increasing the number of shares of Common Stock that may be issued under the Stock Incentive Program with respect to restricted stock, restricted stock unit awards, performance share awards and other stock-based awards from 150,000 to 500,000 will enhance the Company's flexibility in this regard.

Transfer of Shares from Bonus Replacement Stock Option Program to Stock Incentive Program

The Company has not issued an award under the 2001 Plan's Bonus Replacement Stock Option Program since early 2003. The Board has instead fulfilled its annual incentive compensation obligations through cash payments, based on its determination that equity-based compensation may not be the optimal incentive for short-term performance. In its efforts to provide Company executives and key employees and service providers with an appropriate mix of cash and equity compensation, the Company believes that many of the 830,630 shares of Common Stock currently available for future awards under the Bonus Replacement Stock Option Program could be utilized more effectively under the Stock Incentive Program. The Stock Incentive Program currently has approximately 598,000 shares of Common Stock available for future awards. Unlike the Bonus Replacement Stock Option Program, the Stock Incentive Program is not limited to awards that are paid in lieu of incentive compensation. The Board believes that the transfer of 800,000 shares of Common Stock from the Bonus Replacement Stock Option Program to the Stock Incentive Program is necessary to ensure that a sufficient reserve of shares is available for future awards under the Stock Incentive Program and is necessary to further the Company's efforts to attract, retain and motivate high caliber executives and key employees and align the interests of such employees with the interests of shareholders.

Benefits to Directors, Executives and Others

Future awards under the 2001 Plan's Stock Incentive Program and Bonus Replacement Stock Option Program will be made at the discretion of the Company. Consequently, the Company cannot determine the benefits or amounts that would be received in the future by directors, executive officers or other participants pursuant to the proposed amendments to the 2001 Plan.

Principal Features of the Stock Incentive Program

Administration

Under the 2001 Plan, the Stock Incentive Program is to be administered by a committee (the "Committee") consisting of two or more members of the Board appointed from time to time by the Board. Under the 2001 Plan, the Board may bifurcate the powers of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single committee. The 2001 Plan authorizes the Board in its discretion to exercise the powers and duties of the Committee under the 2001 Plan at any time. The Stock Incentive Program is currently administered by the Executive Compensation Committee. In administering the Stock Incentive Program, the Committee is authorized, among other things, to (i) determine the eligible persons to whom awards shall be made under the Program, (ii) determine the types of awards to be granted to each participant, (iii) determine the times when awards should be granted, (iv) determine the terms and the conditions of awards and agreements evidencing awards, (v) authorize the issuance of shares pursuant to awards granted under the Program and (vi) make determinations of the fair market value of shares pursuant to the Program.

Eligibility to Participate

All officers, directors, employees and consultants of the Company are eligible to be participants in the Stock Incentive Program. As of April 1, 2005, the number of directors of the Company eligible to receive awards under the Program was six, the number of executive officers of the Company eligible to receive awards under the Program was eight, and the number of employees (other than executive officers) of the Company eligible to receive awards under the Program was 2,913.

Form of Awards

Subject to the provisions of the 2001 Plan, awards may be made under the Program from time to time by the Committee in the form of stock options to purchase shares, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards or any combination of the above.

Limit on Certain Types of Awards

As discussed above, the maximum number of shares which may be issued in the aggregate under the Program with respect to restricted stock, restricted stock unit awards, performance share awards and other stock-based awards payable in Common Stock is currently 150,000 shares, subject to appropriate adjustment by the Committee upon changes in capitalization and certain other events as provided in the 2001 Plan. This proposal would increase this limitation from 150,000 shares to 500,000 shares. Shares awarded pursuant to these types of awards are not counted against the maximum number of shares which may be issued pursuant to this provision of the 2001 Plan if such award expires or lapses or is terminated, forfeited or cancelled.

Stock Options

The Committee is authorized under the Program to grant stock options, which may be incentive stock options ("Incentive Stock Options") or nonqualified stock options ("Nonqualified Stock Options"). The Committee is authorized to determine the terms and conditions of each stock option granted, provided that the term of a stock option shall not be greater than ten years and the exercise price per share shall not be less than the fair market value of a share on the date of grant.

The Committee is authorized under the Program to determine the form of payment of the purchase price of the shares with respect to which an option is exercised. Options may contain a provision automatically granting a reload option to a participant who surrenders shares or directs LabOne to withhold shares in order to pay all or a portion of the exercise price of a stock option or the tax required to be withheld pursuant to the exercise of a stock option granted under the Program.

Stock Appreciation Rights

The Committee is authorized under the Program to grant stock appreciation rights ("SARs"), which may be granted either in connection with a previously or contemporaneously granted stock option or independently of a stock option. SARs entitle the grantee to receive upon exercise all or a portion of the excess of (a) the fair market value at the time of exercise, as determined by the Committee, of a specified number of shares with respect to which the SAR is exercised, over (b) a specified price, which shall not be less than 100% of the fair market value of the shares at the time the SAR is granted, or, if the SAR is granted in connection with a previously or contemporaneously issued stock option, not less than the exercise price of the shares subject to the option. Each SAR shall have such other terms and conditions as the Committee shall determine, provided that the term of an SAR may not be greater than ten years.

Restricted Stock and Restricted Stock Unit Awards

The Committee is authorized under the Program to grant (i) restricted stock awards, which consist of shares for such purchase price, if any, as may be established by the Committee, and (ii) restricted stock unit awards, which consist of units representing the right to receive shares any for such purchase price, if any, as may be established by the Committee, which awards and units are subject to forfeiture and to such other restrictions on transferability, terms and conditions (including attainment of performance objectives), if any, as may be determined by the Committee.

Performance Units and Performance Shares

The Committee is authorized under the Program to grant performance unit awards and performance share awards, which entitle grantees to future payments based upon the achievement of pre-established performance objectives. The Committee is authorized to determine the terms and conditions applicable to each performance unit award and performance share award. Performance targets established by the Committee may relate to financial and nonfinancial performance goals, may relate to corporate, division, unit, individual or other performance and may be established in terms of growth in gross revenue, earnings per share, ratios of earnings to equity or assets, or such other measures as may be determined by the Committee in its discretion. The Committee is authorized, at any time prior to payment of a performance unit or performance share award, to adjust previously established performance targets or other terms and conditions to reflect unforeseen events, including without limitation, changes in laws, regulations or accounting practices, mergers, acquisitions or divestitures or other extraordinary, unusual or non-recurring items or events. Payment on performance unit and performance share awards may be made in cash, shares, other awards, other property or any combination thereof, as the Committee may determine.

Other Stock-Based Awards

The Committee is authorized under the Program to grant and determine the terms and conditions of other awards that are denominated or payable in, valued by reference to, or otherwise related to shares (including, without limitation, securities or other instruments convertible into shares). Such awards may be paid in shares, cash, other awards, other property or any combination thereof, as the Committee may determine. Such awards may be issued for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as the Committee may determine. Notwithstanding the provisions of the Program relating to other stock-based awards, any stock option to purchase shares, SAR, restricted stock award, restricted stock unit award or performance share award must comply with the provisions of the Program applicable to such awards.

Performance Based Awards

Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to certain executive officers of the Company, unless such compensation qualifies as "qualified performance-based compensation." The Program authorizes the Committee to grant awards in the form of "Performance-Based Awards," which are designed to qualify as "qualified performance-based compensation" under Section 162(m). Stock options and SARs granted under the Program should qualify as "Performance-Based Awards" provided that the other requirements of Section 162(m) are satisfied. For other awards under the Program to qualify as "Performance-Based Awards," such awards must be conditioned upon the achievement of one or more performance goals as provided in the Program. The Program requires that the performance goals be one or more of the "Shareholder-Approved Performance Goals," which consist of approximately twenty measurable performance objectives listed in the Program.

Termination of Employment or Consulting Arrangement

The Committee is authorized under the Program to determine the effect, if any, on an award of the disability, death, retirement or other termination of employment or services of a participant and the extent to and period during which, the participant or the participant's legal representative, guardian or beneficiary may receive payment of an award or exercise rights thereunder.

General Provisions of the 2001 Plan

Change of Control

Subject to the terms and conditions of the 2001 Plan, the Committee is authorized to include such provisions in the terms of certain awards relating to a change of control of LabOne as the Committee determines in its discretion.

Transferability of Awards

Unless the Committee determines otherwise, a participant's rights and interest under any award or any award agreement may not be assigned or transferred in whole or in part, voluntarily or involuntarily, including by operation of law, except by will, by the laws of descent and distribution or pursuant to an effective beneficiary designation.

Adjustment Upon Certain Events

The 2001 Plan provides that if the Committee determines that any dividend or distribution (whether in the form of cash, shares, other securities or other property), recapitalization, merger, consolidation, reorganization, spin-off or split-up, reverse stock split, combination or exchange of shares or other transaction affects the shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the 2001 Plan, then the Committee may, in such manner as it may deem equitable and without the consent of any affected participant, adjust the number and kind of securities which may be issued under the 2001 Plan, the number and kind of securities subject to outstanding awards and the exercise price of each outstanding stock option granted under the 2001 Plan, and may make such other changes in outstanding awards as it deems equitable in its sole discretion.

Limits on Individual Awards

Subject to appropriate adjustment by the Committee upon changes in capitalization and certain other events as provided in the 2001 Plan, (i) the maximum number of shares subject to stock options which may be granted in the aggregate to any participant under the 2001 Plan in any calendar year is 500,000 shares, (ii) the maximum number of shares underlying stock appreciation rights which may be granted in the aggregate to any participant under the 2001 Plan in any calendar year is 150,000 shares and (iii) the maximum number of shares subject to restricted stock awards, restricted stock unit awards, performance share awards and other stock-based awards which may be granted under the 2001 Plan in any calendar year to any participant is 150,000 shares. In addition, the maximum amount of compensation payable in respect of performance unit awards, cash payable in addition to an award and dividend equivalents that may be paid in the aggregate to any participant under the 2001 Plan in any calendar year may not exceed $1,500,000.

Amendment of Awards

Subject to the terms and conditions of the 2001 Plan and any award agreement, the Committee has the authority under the 2001 Plan to amend or modify the terms of any outstanding award (including the applicable award agreement) in any manner, prospectively or retroactively, provided that the amended or modified terms are permitted by the 2001 Plan as then in effect and provided, further, that if such amendment or modification materially and adversely affects a participant's rights under an award or an award agreement, such participant shall have consented to such amendment or modification. The Committee may not amend any outstanding award or award agreement relating to a Formula Option to the extent that such amendment would cause the provisions of the 2001 Plan applicable to Formula Options and the provisions of the award or award agreement to fail to qualify as a "formula plan" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, unless the grant of the Formula Option otherwise qualifies for exemption under Rule 16b-3.

Prohibition on Repricing

The 2001 Plan provides that, unless approved by the shareholders of LabOne in accordance with Missouri law, (i) neither the Board nor the Committee shall amend or modify the terms of any outstanding award relating to any stock option or stock appreciation right (including the applicable award agreement) to reduce the exercise price per share and (ii) no stock option or stock appreciation right shall be cancelled and replaced with any award having a lower exercise price, provided that the Committee may make appropriate adjustments to reflect changes in capitalization and other events as provided in the 2001 Plan.

Effective Date and Duration of 2001 Plan

The 2001 Plan became effective upon its adoption by the Board on February 22, 2001. It was approved by the shareholders of LabOne on May 24, 2001. Unless it is sooner terminated in accordance with its terms, the 2001 Plan shall remain in effect until all awards under the 2001 Plan have been satisfied or have expired or otherwise terminated, provided that no award (other than a reload option) under the Bonus Replacement Stock Option Program and no Incentive Stock Option shall be granted after February 22, 2011.

Amendment and Termination of 2001 Plan

The Board may terminate, amend, modify or suspend the 2001 Plan at any time, subject to such shareholder approval as the Board determines to be necessary or desirable to comply with any tax, regulatory or other requirement, provided that (except for appropriate adjustments upon changes in capitalization and other events under the 2001 Plan) the Board may not, unless such amendment is approved by the shareholders of LabOne in accordance with Missouri law, amend the 2001 Plan to (i) increase the number of shares available for the grant of awards under any program, (ii) increase the maximum individual limits on awards, (iii) increase the maximum number of shares which may be subject to restricted stock awards, restricted stock unit awards, performance share awards and other stock-based awards, (iv) decrease the minimum per share exercise price of stock options or the minimum per share specified price for stock appreciation rights, (v) increase the maximum term of stock options or stock appreciation rights, (vi) increase the number of shares which may granted to Eligible Directors under the Stock Program for Outside Directors or may be subject to Formula Options granted under such program, (vii) change or modify the provisions of the 2001 Plan restricting certain amendments of outstanding awards and award agreements or (viii) extend the date after which Incentive Stock Options or awards (other than reload options) under the Bonus Replacement Stock Option Program may not be granted. If any such termination, modification, amendment or suspension of the 2001 Plan materially and adversely affects the rights of any grantee or beneficiary under an award previously granted, the consent of such grantee or beneficiary is required.

Possible Anti-Takeover Effect

The 2001 Plan is designed to provide long-term incentives to participants while aligning the interests of such participants with those of the Company's shareholders. The 2001 Plan, however, could have an "anti-takeover" effect, especially the provisions of the 2001 Plan which authorize the Committee to include provisions relating to a change of control of the Company in the terms of an award or award agreement, and which authorize the Committee to accelerate the vesting of certain awards at any time. Although the implementation and operation of the 2001 Plan may have an "anti-takeover" effect, the 2001 Plan was not adopted by the Board for that purpose.

Federal Income Tax Consequences

Discussed below are the federal income tax consequences relating to stock option awards under the 2001 Plan, in the normal operation thereof, based on existing federal income tax laws and regulations. The description is not intended as a complete summary of such laws or as a legal interpretation, and does not describe state, local or foreign income or other tax consequences. Holders of awards under the 2001 Plan should consult their own tax advisers regarding the tax consequences applicable to awards under the 2001 Plan.

The 2001 Plan is not qualified under Section 401 of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Non-Qualified Stock Options

In general, no income will be recognized by the grantee at the time a Non-Qualified Stock Option is granted. Upon exercise of a Non-Qualified Stock Option for cash, the grantee will generally recognize ordinary income equal to the excess of the fair market value of the shares purchased as of the time of exercise over the exercise price. The Company will be entitled to a federal income tax deduction at such time in the same amount as is recognized as ordinary income by the grantee, subject to satisfying applicable withholding requirements. If a grantee disposes of shares acquired upon the exercise of a Non-Qualified Stock Option, the grantee will recognize capital gain (or, under certain conditions, loss) in the year of such disposition equal to the difference between any amount realized on the disposition and the fair market value of the shares on the date of exercise, provided that the shares were a capital asset in the hands of the grantee.

Incentive Stock Options

In general, the grantee does not recognize income at the time an Incentive Stock Option is granted or at the time it is exercised. When shares purchased for cash pursuant to the exercise of an Incentive Stock Option are sold, and the grantee has held the shares for more than one year from the date of the transfer of the shares to the grantee and two years from the date on which the Incentive Stock Option was granted, the grantee ordinarily will recognize capital gain (or loss) equal to the difference between the sale price received on the disposition of the shares and the exercise price, as long as the shares are capital assets in the hands of the grantee. In the event of such an exercise of an Incentive Stock Option, the amount by which the fair market value of the shares on the exercise date exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by the Code. In the event of such an exercise, the Company will not be entitled to any federal income tax deduction in connection with the grant or exercise of the Incentive Stock Option or the sale of such shares by the grantee.

If the grantee sells any of the shares before the end of the one-year and two-year periods described above, the grantee will have made a "disqualifying disposition" with respect to those shares. In the event of a "disqualifying disposition," the grantee generally will recognize ordinary income in the year of the "disqualifying disposition" equal to the amount by which the lesser of the fair market value of the shares on the date of exercise or the amount realized in the disqualifying disposition exceeds the exercise price. If the amount realized in the "disqualifying disposition" exceeds the fair market value of the shares on the date of exercise, the excess will be taxable as capital gain, if the shares are capital assets in the hands of the grantee. At the time of the disqualifying disposition, the Company may claim a federal income tax deduction for the amount taxable to the grantee as ordinary income.

Stock Appreciation Rights

In general, a grantee will not recognize income at the time a stock appreciation right is granted. Upon the exercise of a stock appreciation right, the grantee generally will recognize ordinary income in an amount equal to the amount of any cash (or the fair market value of any shares or property) received by the grantee. The Company will be entitled to a federal income tax deduction of the same amount, subject to satisfying applicable withholding requirements.

Restricted Stock

In general, a grantee will not recognize taxable income upon the grant of a restricted stock award. The grantee will generally not recognize ordinary income until such time as the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code). At such time, the grantee will recognize ordinary income equal to the fair market value of such shares minus the price, if any, paid by the grantee to purchase the shares. However, a grantee may elect not later than 30 days after the issue date of the restricted stock to recognize ordinary income as of the issue date. If such an election is made, the grantee will recognize ordinary income in an amount equal to the fair market value of the shares on such date minus the price, if any, paid by the grantee to purchase such shares. If such an election is made, no additional taxable income will be recognized by the grantee at the time the restrictions lapse. If shares in respect of which such an election was made are later forfeited, such forfeiture shall be treated as a sale or exchange of the shares, and the grantee will recognize capital gain or loss in the year of such forfeiture equal to the difference between any amount realized on the disposition and the amount previously recognized as ordinary income in connection with the election, provided that the shares are a capital asset in the hands of the grantee.

The Company will be entitled to a deduction at the time when, and in the amount that, the grantee recognizes ordinary income. If the grantee makes an election as described above and shares in respect of which such election was made are later forfeited, the Company will be deemed to recognize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election.

Restricted Stock Units

In general, a grantee will not recognize any taxable income upon the grant of restricted stock units. At the time the grantee receives payment in respect of the restricted stock units, the grantee generally will recognize ordinary income in an amount equal to the amount of any cash (or the fair market value of any shares or property) received by the grantee. The Company will be entitled to a federal income tax deduction of the same amount at the same time, subject to satisfying applicable withholding requirements.

Performance Units and Performance Shares

In general, a grantee will not recognize any taxable income upon the grant of a performance unit or performance share award. At the time the grantee receives payment in respect of the performance units or performance shares, the grantee generally will recognize ordinary income in an amount equal to the amount of any cash (or the fair market value of any shares or property) received by the grantee. The Company will be entitled to a federal income tax deduction of the same amount at the same time, subject to satisfying applicable withholding requirements.

Other Stock-Based Awards

Depending upon the form of a stock-based award, the grantee generally will recognize ordinary income at the time of the payment of the award, in an amount equal to the amount of any cash (or the fair market value of any shares or property) received by the grantee. However, if any such shares or property received are subject to certain restrictions on transfer or subject to a substantial risk of forfeiture (as defined in the Code), the tax treatment of such shares or property shall generally be the same as that applicable to restricted stock awards. The Company will be entitled to a deduction at the time when, and in the amount that, the grantee recognizes ordinary income.

Section 280G of the Code

Under certain circumstances, the accelerated vesting or exercise of options in connection with a change of control of the Company may be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

Vote Required

Approval of the proposed amendment to the 2001 Long-Term Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3 TO AMEND THE COMPANY'S 2001 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER THE PLAN'S STOCK INCENTIVE PROGRAM AS RESTRICTED STOCK, PERFORMANCE SHARE AWARDS AND OTHER STOCK-BASED AWARDS PAYABLE IN COMMON STOCK FROM 150,000 TO 500,000 AND TRANSFER 800,000 SHARES OF COMMON STOCK FROM THE BONUS REPLACEMENT STOCK OPTION PROGRAM TO THE STOCK INCENTIVE PROGRAM.

MANAGEMENT OF LABONE

Directors and Executive Officers

The directors and executive officers of LabOne are as follows:

Name	Age	Position
W. Thomas Grant II	54	Chairman, President, Chief Executive Officer and Class C Director
Michael J. Asselta	37	Executive Vice President and Chief Operating Officer
John W. McCarty	49	Executive Vice President and Chief Financial Officer
Joseph C. Benage	51	Executive Vice President, General Counsel and Secretary
Philip A. Spencer	36	Executive Vice President — Healthcare Marketing
Gregg R. Sadler	54	Executive Vice President and President — Insurance Services Division
Troy L. Hartman	37	Executive Vice President and President — ExamOne
L. Patrick James	54	Executive Vice President — Laboratory and Pathology Services
Kent J. McAllister	45	Executive Vice President and Chief Information Officer
James R. Seward	52	Class A Director
Jill L. Force	52	Class A Director
John P. Mascotte	66	Class B Director
Lawrence N. Kugelman	62	Class C Director
John E. Walker	66	Class C Director

Biographical information for Mr. Grant is included under "Nominees for Election as Directors".

Mr. Asselta was appointed Executive Vice President and Chief Operating Officer of LabOne in December 2000. He worked in various management and engineering positions at UPS and RPS (FedEx) before joining LabOne in April of 1995. At LabOne, Mr. Asselta has served as Director of Field Operations, Vice President for Clinical Sales Administration, Senior Vice President for Healthcare and Executive Vice President for Operations. In these roles, Mr. Asselta developed and managed various operational and business development units supporting all of LabOne's laboratory divisions.

Mr. McCarty became Executive Vice President and Chief Financial Officer of LabOne, effective April 1, 2000. From January 1999 through December 1999, Mr. McCarty served as Senior Vice President and Chief Financial Officer of eai Healthcare Staffing Solutions, Inc., Phoenix, Arizona, a healthcare staffing company which was sold to Rehab Care Group, Inc. From November 1997 to November 1998, he was Senior Vice President and Chief Financial Officer of United Dental Care, a dental health maintenance organization which was acquired. From May 1996 to October 1997, he was Executive Vice President and Chief Financial Officer of NovaMed Eyecare Management, an ophthalmology and surgery center management company. Prior to May 1996 he was Assistant Vice President of corporate finance and Vice President of Columbia Capital Corporation for Columbia/HCA Healthcare Corporation, where he was responsible for over $7 billion in financing.

Mr. Benage was appointed Executive Vice President, General Counsel and Secretary of LabOne in May 2001. Upon graduation from law school he joined the law firm of Hillix, Brewer, Hoffhaus, Whittaker and Wright where he was admitted to the partnership in 1984. In 1998 his firm merged with the law firm of Morrison & Hecker (now Stinson Morrison Hecker LLP), and Mr. Benage became a partner there. During his tenure at Hillix Brewer, Mr. Benage served on the executive management committee and as chair of the corporate department. At Morrison & Hecker Mr. Benage served as chair of the mergers and acquisitions, corporate finance, and general business group. While at both firms Mr. Benage represented LabOne since 1983.

Mr. Spencer was promoted to Executive Vice President - Healthcare Marketing in May 2004. He previously served as Senior Vice President - Healthcare Marketing for LabOne. Prior to joining LabOne, Mr. Spencer was Vice President of Business Development for Laboratory Corporation of America, Midwest Division from December 2000 to October 2003. He held various sales and managed care positions for Dianon Systems from January 1996 until December 2000. He also served as an officer in the United States Army (Captain) before beginning his career in the clinical laboratory industry.

Mr. Sadler was appointed Executive Vice President - Administration, President - Insurance Services Division and Secretary of LabOne at the time of the merger. In his current position of Executive Vice President and President-Insurance Services Division, Mr. Sadler is responsible for the Company's insurance risk assessment business. Mr. Sadler served as a director of the Delaware corporation from 1985 to the time of the merger. He served as Executive Vice President - Administration of the Delaware corporation from 1993 to the time of the merger and as President - Insurance Laboratory Division from 1994 to the time of the merger. He served as Secretary of the Delaware corporation from 1988 to the time of the merger.

Mr. Hartman joined LabOne as Vice President - ExamOne in October 1999. In his current position of Executive Vice President and President - ExamOne Mr. Hartman is responsible for insurance sales and marketing and the ExamOne paramedical operations. From October 1993 through December 1997, Mr. Hartman served as Vice President of Business Development for IMR (Insurance Medical Reporter), a paramedical company. IMR merged with Physical Measurements Inc. (PMI) in December 1997. IMR had annual revenues of $32 million at the time of the merger. In December 1997, Mr. Hartman became Vice President of Sales and Marketing for PSA (Paramedical Services of America), a paramedical company. At the time Mr. Hartman left PSA in October 1999 it had annual revenues of approximately $75 million.

Dr. James was appointed Executive Vice President - Laboratory and Pathology Services in November 2003. Dr. James received his post-graduate medical education in pathology (anatomic and clinical) and cytopathology at the National Naval Medical Center and Johns Hopkins Hospital. After serving as Division Officer for Pathology at the National Naval Medical Center, Dr. James joined Colorado Pathology Consultants in the private practice of pathology. He became medical director of the laboratories at Research Medical Center in Kansas City in 1993. Two years later, he joined the executive team of Health Midwest in Kansas City and led the consolidation and integration of laboratories within the twelve hospital health system. Prior to leaving Health Midwest in 2003, Dr. James was a member of the system's senior executive team and had clinical and operational responsibility for seven service lines including laboratory, pharmacy, radiology, respiratory medicine, and medical records

Mr. McAllister became LabOne's Executive Vice President and Chief Information Officer in November 2004. Mr. McAllister was Vice President of Cerner Corporation's Client Experience Group from 2003 to 2004. From 1995 to 1997, Mr. McAllister was the lead executive for Cerner's relationship agreement with Health Midwest and Mr. McAllister served as chief information officer for Health Midwest from 1997 to 2003. Prior to 1995, Mr. McAllister had significant technical and marketing management responsibilities for Electronic Data Systems and IBM. Mr. McAllister currently serves as a director on several not-for-profit civic boards.

Mr. Seward was appointed a class A director at the time of the merger. His current term ends at the 2006 annual meeting of shareholders. Mr. Seward was a director of the Delaware corporation from 1987 to the time of the merger. Mr. Seward has been self-employed as a private investor and consultant since August 1998. From December 1996 to August 1998, he served as President, Chief Executive Officer and a director of SLH Corporation, a wholly-owned subsidiary of LabOne prior to its spin-off in March 1997. He was Executive Vice President of LabOne from 1993 - 1997 and served as its Chief Financial Officer from 1990-1997. Mr. Seward is a Chartered Financial Analyst (CFA) and has M.B.A. and M.P.A. degrees from the University of Kansas. Mr. Seward also is a director of Syntroleum Corporation and Concorde Career Colleges and is a trustee of the Tamarack Funds, an investment company.

Ms. Force was appointed a Class A director of LabOne effective May 26, 2004. Her current term ends at the 2006 annual meeting of shareholders. Ms. Force is a certified public accountant and attorney. Since 1999, Ms. Force has been a partner with The Allegro Group, a provider of financial and business advisory services to the healthcare industry. From May 2000 to December 2001, as part of a turn-around project overseen by The Allegro Group, Ms. Force served as chief financial officer of Rehab Designs of America Corporation, a privately-held healthcare company. Rehab Designs of America Corporation filed a voluntary bankruptcy petition under Chapter 11 of the Federal bankruptcy laws in February 2001. Ms. Force was Senior Vice President and General Counsel for Vencor, Inc., a national operator of hospitals and nursing homes (now Kindred Healthcare) from 1989 to 1999. Prior to 1989, Ms. Force performed audit and tax work for Coopers & Lybrand and also practiced corporate law for four years. She serves on several not-for-profit civic boards.

Mr. Mascotte was appointed a class B director of LabOne on August 22, 2002. His current term ends at the 2007 annual meeting of shareholders. Mr. Mascotte retired as president and chief executive officer of Blue Cross and Blue Shield of Kansas City, Inc. on June 30, 2001. He is the former chairman and chief executive officer of the Continental Corporation, an insurance holding company, which merged in 1995 with CNA. After graduating from the University of Virginia Law School, he began his career as law clerk to Howard A. Dawson, Jr., former chief judge of the United States Tax Court, and then joined Coopers & Lybrand as a tax specialist before becoming executive vice president of People's Trust Bank in Fort Wayne, Indiana. Mr. Mascotte also is a certified public accountant and a chartered life underwriter. Mr. Mascotte also serves on the boards of Wyeth, Inc., Hallmark Cards, Inc., Crown Media Holdings, Inc., and Generali USA Life Re Company. He is a member of the board of trustees of the Aspen Institute and serves on the board of the Hall Family Foundation. Mr. Mascotte is the former national chairman of the Local Initiatives Support Corporation, the nation's largest non-profit developer of low-income housing, and he now serves as chairman of Winco, an LISC affiliate which acts as an intermediary in support of welfare-to-work initiatives. He is a member of the board of Common Cents, a New York-based philanthropy devoted to school children and the Aspen Valley Community Foundation and a former Trustee of the New York Public Library and Lincoln Center in New York.

Biographical information for Messrs. Kugelman and Walker are included under "Nominees for Election as Directors".

Code of Ethical Conduct

The Board of Directors has adopted a Code of Ethical Conduct for directors and employees of LabOne and its subsidiaries. The Code of Ethical Conduct supplements existing standards of conduct previously established in support of LabOne's compliance program. The Code of Ethical Conduct is available at the Company's web site at www.labone.com. Any amendment to, or waiver from, the Code of Conduct that applies to the Company's Chief Executive Officer, Chief Financial Officer, or Controller, or persons performing similar functions, and that relates to any element of the Code of Conduct required by Item 406(b) of Regulation S-K will be posted on the Company's web site identified above.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued by LabOne to or on behalf of (i) the person who served as its chief executive officer during 2004 and (ii) the four next most highly compensated executive officers serving as of December 31, 2004 (collectively, "Named Executive Officers"), for services rendered in all capacities to LabOne and its subsidiaries for each of the last three completed fiscal years.

		Annual Compensation		Long-Term Compensation
Name, Principal Position	Fiscal Year	Salary ($)	Bonus($) (1)	Securities Underlying Options Granted (#)	All Other Compensation ($) (2)
W. Thomas Grant II, Chairman of the Board, President and Chief Executive Officer(3)	2004 2003 2002	325,000 325,000 249,000	325,000 320,125 103,335	70,000 9,719 254,156	28,077 26,993 26,510
John W. McCarty, Executive Vice President and Chief Financial Officer	2004 2003 2002	225,000 225,000 175,000	168,750 166,219 54,469	45,000 5,123 127,889	21,385 20,801 20,318
Michael J. Asselta, Executive Vice President and Chief Operating Officer	2004 2003 2002	225,000 225,000 155,000	168,750 166,219 48,244	45,000 4,537 178,256	27,741 26,657 21,869
Dr. L. Patrick James, Executive Vice President of Laboratory and Pathology Services	2004 2003 2002	300,000 26,538 0	140,000 0 0	5,000 30,000 0	23,547 0 0
Joseph C. Benage, Executive Vice President, General Counsel and Secretary	2004 2003 2002	203,847 175,000 175,000	123,001 103,425 69,050	35,000 32,732 16,552	28,077 26,993 22,642

1. The amounts shown in this column for 2004 consist of:

Cash in the amounts of $325,000 for Mr. Grant, $168,750 for Messrs. McCarty and Asselta, $120,000 for Dr. James and $123,001 for Mr. Benage under LabOne's 2004 annual incentive plan.

A performance bonus of $20,000 paid to Dr. James under the terms of his employment agreement.

2. The amounts shown in this column for 2004 consist of:

Contributions by LabOne to the accounts of the named executive officers under LabOne's defined contribution pension plan in the amounts of $21,025 for Messrs. Grant, McCarty, Asselta, and Benage, and in the amount of $16,580 for Dr. James.

50% matching contributions by LabOne to the accounts of such persons under LabOne's profit-sharing 401(k) plan in the amounts of $6,500 for Messrs. Grant, Asselta, James and Benage.

Insurance premium payments by LabOne with respect to group term life insurance for the benefit of such persons in the amounts of $552 for Messrs. Grant and Benage, $467 for Dr. James, $360 for Mr. McCarty, and $216 for Mr. Asselta.

3. Mr. Grant also received a car allowance and other perquisites totaling $12,860 in 2004 that are not in the Summary Compensation Table.

Option Grants in 2004

The following table provides certain information regarding individual grants of stock options made during 2004 to each of the Named Executive Officers.

	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
Name			Exercise Price ($/Sh)	Expiration Date
					5%	10%
W. Thomas Grant II	70,000(1)	13.53	$31.65	06/28/14	1,393,316	3,530,936
John W. McCarty	45,000(1),(2)	8.70	$31.65	06/28/14	895,703	2,269,888
Michael J. Asselta	45,000(1)	8.70	$31.65	06/28/14	895,703	2,269,888
Dr. L. Patrick James	5,000(1)	0.97	$31.65	06/28/14	99,523	252,210
Joseph C. Benage	35,000(1)	6.77	$31.65	06/28/14	696,658	1,765,468

1. The option vests in five equal annual installments, subject to immediate vesting upon a "change of control" of LabOne as defined in the stock option agreement governing the stock option.

2. As previously disclosed in Form 8-K filings dated September 3, 2004 and March 1, 2005, Mr. McCarty is to resign his position effective April 30, 2005, prior to the scheduled vesting of this option.

Aggregated Option Exercises in 2004 and December 31, 2004 Option Value Table

The following table provides certain information concerning the exercise of stock options during 2004 by each of the Named Executive Officers and the number and value of unexercised options held by such persons on December 31, 2004.

>
			Number of Shares Underlying Unexercised Options on December 31, 2004 (#)		Value of Unexercised In-the-Money Options on December 31, 2004 ($)
Name	Shares Acquired on Exercise (#)	Value Realized($)	Options Exercisable	Options Unexercisable	Options Exercisable	Options Unexercisable
W. Thomas Grant II	0	0	241,995	216,880	3,537,476	1,407,943
John W. McCarty	45,000	1,044,128	71,638	117,000(1)	935,499	684,630(1)
Michael J. Asselta	30,000	457,500	47,793	150,000	434,750	1,217,250
L. Patrick James	0	0	6,000	29,000	21,180	86,670
Joseph C. Benage	12,000	280,700	74,517	59,000	1,573,928	98,370

1. Mr. McCarty is to resign his position effective April 30, 2005, prior to the scheduled vesting of 93,000 of these option shares.

Equity Compensation Plans

The following table summarizes information about equity compensation plans as of December 31, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders (1)(2)	1,874,403 (3)	22.38	1,714,301
Equity compensation plans not approved by shareholders	0		0
	1,874,403	22.38	1,714,301(4)

1. Consists of the 1987 Plan, the 1997 Plan, and the 2001 Plan. See Compensation Committee Report. There are no outstanding warrants.

2. The Bonus Replacement Stock Option Program under the 2001 Plan previously incorporated a formula pursuant to which the total number of shares for which stock options may be granted under this Program each calendar year equals 3% of the total outstanding shares as of the first day of such year, plus shares available in previous years for which stock options have not been granted under this Program and shares subject to the unexercised portion of stock options granted under this Program that have expired or lapsed or been terminated, forfeited or cancelled. In 2004 this formula was terminated and the number of shares for which stock options can be granted under the Program was established at 984,699.

3. Mr. McCarty is to resign his position effective April 30, 2005, prior to the scheduled vesting of 93,000 of these option shares.

4. This amount includes (a) 52,184 shares available for future awards in the form of stock options to purchase shares, stock appreciation rights, performance units, restricted stock and other stock-based awards under the 1997 Plan, (b) 830,630 shares available for future awards in the form of stock options to purchase shares under the Bonus Replacement Stock Option Program of the 2001 Plan, (c) 239,487 shares available for future awards in the form of annual stock grants and stock options to directors under the Stock Program for Outside Directors under the 2001 Plan and (d) 593,000 shares available for future awards in the form of stock options to purchase shares, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards under the Stock Incentive Program of the 2001 Plan. See Proposal 3 for information regarding the proposed amendment to the 2001 Plan.

Employment Agreements

LabOne has employment agreements with each of the Named Executive Officers.

Mr. Grant's agreement is renewable annually for successive one-year terms unless LabOne elects not to extend the agreement. The agreements with Messrs. McCarty, Benage, and Asselta and Dr. James are terminable on 30 days' notice. The current annual base salaries provided pursuant to these agreements are $325,000 to Mr. Grant, $300,000 to Dr. James, $225,000 to Messrs. McCarty and Asselta, and $205,000 to Mr. Benage.

In the event that LabOne terminates Mr. Grant without cause (as defined in the agreement), LabOne will pay Mr. Grant a lump sum severance payment equal to his base salary due for the balance of the current term plus one year of his base salary. In the event that LabOne terminates Messrs. Asselta, or Benage or Dr. James without cause, LabOne will pay him a lump sum severance payment equal to one year of his base salary or, in the case of Dr. James, twelve equal monthly installments totaling one year of his base salary.

As set forth in LabOne's September 3, 2004 and March 1, 2005 Form 8-K filings, LabOne and Mr. McCarty entered into a Transition Services Agreement on September 2, 2004 that was amended on March 1, 2005. Under the Transition Services Agreement, Mr. McCarty's resignation effective date is April 30, 2005 and LabOne will pay Mr. McCarty his base salary for twelve (12) months following the resignation effective date.

Under each of the agreements with the Named Executive Officers except Dr. James, if a change of control of LabOne (as defined in the agreement) occurs when such officer is in LabOne's full-time employment, and within one year after such a change in control the officer's employment is terminated for any reason other than permanent disability, death or normal retirement, LabOne will pay the officer as termination compensation a lump sum amount equal to three times the officer's average annual compensation (excluding compensation resulting from stock option exercises and other long-term incentives) for the most recent five taxable years (subject to certain limitations prescribed in the Internal Revenue Code) and any remaining term of the officer's agreement will be cancelled. Under the agreement with Dr. James, if a change of control of LabOne (as defined in the agreement) occurs when he is in LabOne's full-time employment, and within 6 months after such a change in control his employment is terminated for any reason other than his breach of the agreement, or his permanent disability, death or normal retirement, LabOne will pay Dr. James as termination compensation twelve equal monthly installments totaling one year of his base salary.

Under each agreement, the officer agrees not to compete with LabOne for a period of two years after the termination of his employment.

Composition of the Executive Compensation Committee

The Executive Compensation Committee of the Board currently consists of Jill L. Force, Chair, John P. Mascotte, and John E. Walker. None of the members of the Committee is a current or former employee or officer of LabOne or any of its subsidiaries or has any relationship with LabOne other than those described in this proxy statement. Each member of the Committee is, in the opinion of the Board, "independent" under the NASDAQ listing standards.

Executive Compensation Committee Report on Executive Compensation

On March 1, 2005, the Board of Directors revised the Executive Compensation Committee charter. The charter can be found on LabOne's Investor Relations website at www.labone.com.

Compensation Philosophy

The Committee is currently conducting an analysis of the Company's executive compensation philosophy. Although the Committee may revise its philosophy and practices upon completion of this analysis, this report describes the Committee's executive compensation philosophy and practices in effect as of the date of this proxy statement.

The Committee's philosophy governing executive compensation is based on a belief that management and shareholders have a common goal of increasing the value of LabOne. The business strategy for achieving this goal is expressed in LabOne's mission statement: "LabOne is dedicated to maximizing the return on investment for our shareholders . . . to providing the lowest-cost, highest-quality laboratory testing services for our clients . . . to providing a working environment that emphasizes accountability for results and rewards employees based on their contribution to LabOne's success".

Three principal elements of executive compensation - base salary, annual incentive compensation, and equity compensation - are used to motivate and reward the accomplishment of annual and long term corporate objectives, build shareholder value, reinforce a strong orientation toward operating excellence, provide variability in individual awards based on contributions to business results, and maintain a competitive compensation package to attract, retain and motivate individuals of the highest professional quality.

Base Salary

The Board reviewed a market analysis of executive pay programs at peer companies to determine the competitive pay ranges for several senior executive positions in 2002. Based on the results of the market analysis, individual performance and responsibilities, and the ability of the officer to affect shareholder value, increases to the base salaries of Messrs. Grant, McCarty and Asselta were recommended to and approved by the Board effective January 1, 2003. Dr. James was hired in November, 2003 at a compensation level that the Committee deemed to be competitive and appropriate in light of Dr. James' responsibilities with the Company and his experience as a physician and accomplished healthcare executive.

The base salaries of Messrs. Grant, McCarty, Asselta and Dr. James were unchanged in 2004. Mr. Benage's base salary was increased from $175,000 in 2003 to $205,000 in 2004 to make his base salary more commensurate with persons in comparable positions at comparable companies and in recognition of his experience and responsibilities with the Company. As of the date of this proxy statement, there have been no adjustments to the base salaries of Messrs. Grant, McCarty, Asselta, Benage or Dr. James since 2004.

Annual Incentive Compensation

The annual incentive plan is designed to motivate officers and other managers to achieve targeted growth in operating results. At the outset of each fiscal year, the Committee, in consultation with the Board, establishes two diluted earnings per share target levels under the annual incentive plan based upon its judgment of reasonable diluted earnings per share growth over the previous fiscal year. No incentive bonuses are payable under the plan if the minimum threshold is not met. Furthermore, the incentive compensation levels are determined by reference to the Company's diluted earnings per share after accounting for the incentive compensation to be paid at that level. Thus, for example, no incentive compensation would be paid if such payment would bring the Company's diluted earnings per share below the incentive plan's minimum threshold. The size of the incentive pool increases, up to a cap of twice the amount of the payment at the minimum threshold, pursuant to a formula established by the Committee as earnings exceed the minimum threshold and approach the second target level. Although the performance measures are objective, the Committee evaluates and approves proposed awards under the plan to determine whether adjustments should be made for extraordinary or nonrecurring events that impact attainment of the target levels.

Each participant's maximum incentive compensation opportunity level is set as a percentage of the participant's base salary. The opportunity levels are established by negotiations with the participants or recommended to the Committee by management, or both, and are based primarily upon subjective evaluations of each individual's potential contribution to LabOne's financial and strategic goals. The proposed opportunity levels are reviewed and approved by the Committee. The incentive pool is distributed to participants following the fiscal year end upon Committee approval.

Incentive compensation paid to executive and non-executive management employees under the plan for 2004 totaled $2,446,510. The following table provides the 2004 and 2005 incentive compensation opportunity levels established for the Named Executive Officers, as well as the incentive compensation paid to them under the 2004 plan.

Name	2004 Incentive Compensation Opportunity (as a % of base salary)	2004 Incentive Compensation Paid to Officer (in $)	2005 Incentive Compensation Opportunity (as a % of base salary)	2005 Potential Incentive Compensation (in $)
W. Thomas Grant II	100%	$325,000	100%	$325,000
Michael J. Asselta	75%	$168,750	75%	$168,750
John W. McCarty	75%	$168,750	(1)	(1)
L. Patrick James	40%	$120,000	40%	$120,000
Joseph C. Benage	60%	$123,001	60%	$123,001

1. To be eligible for incentive compensation under the 2005 annual incentive plan, the employee must be actively employed by the Company at the time the award is approved by the Executive Compensation Committee. Because it is anticipated that Mr. McCarty's employment with the Company will terminate April 30, 2005, he will not be eligible for incentive compensation under the 2005 annual incentive plan.

LabOne also pays discretionary bonuses to executive officers and key employees of LabOne and its subsidiaries on an irregular basis. In making determinations as to discretionary bonuses, the Committee considers any extraordinary service by the employee for the Company, including the employee's role with respect to particular Company transactions, projects or initiatives. The Committee may also consider the employee's overall performance in light of his or her current compensation and responsibilities with the Company when making discretionary bonus determinations.

No discretionary bonuses were paid to Named Executive Officers in 2004. In July 2004, the Company paid a one-time $20,000 bonus to Dr. James upon his achievement of several performance measures specified in his employment agreement.

Stock Options

The Committee, as well as the Board, believes that significant stock ownership through stock options by key management employees should be a major incentive in aligning the interests of management and shareholders, because value is only provided if the stock price increases and because stock options have an effective long-term reward and retention function.

LabOne administers the 1987 long-term incentive plan (the "1987 Plan"), the 1997 long-term incentive plan (the "1997 Plan"), and the 2001 long-term incentive plan (the "2001 Plan"). Under the plans, ten-year nonqualified stock options have been granted to executive officers and other key employees, with vesting generally occurring over five years.

The 2001 Plan includes three separate programs designed to further align the interests of employees and directors with the interests of shareholders. The 2001 Plan includes the Bonus Replacement Stock Option Program, under which LabOne may permit or require employees who are eligible to receive incentive compensation under LabOne's incentive programs to receive nonqualified stock options in lieu of cash. The Stock Program for Outside Directors provides that outside directors of LabOne will receive their annual retainer fees in a combination of cash, shares of LabOne Common Stock and stock options. The Stock Incentive Program permits discretionary awards of stock incentives to officers, directors, key employees and consultants of LabOne.

The following is information regarding shares available for issuance upon exercise of outstanding options and shares available for future awards under the 1987 Plan, 1997 Plan and 2001 Plan. Under the 1987 Plan there currently are 135,000 shares available for issuance upon exercise of outstanding options and no shares available for future awards. Under the 1997 Plan there currently are 156,120 shares available for issuance upon exercise of outstanding options and 56,184 shares available for future awards. Under the Bonus Replacement Stock Option Program of the 2001 Plan there currently are 66,985 shares available for issuance upon exercise of outstanding options and 830,630 shares available for future awards. Under the Stock Program for Outside Directors Program of the 2001 Plan there currently are 24,126 shares available for issuance upon exercise of outstanding options and 239,136 shares available for future awards. Under the Stock Incentive Program of the 2001 Plan there currently are 1,271,830 shares available for issuance upon exercise of outstanding options and 598,000 shares available for future awards. See Proposal 3 for information regarding the proposed amendment to the 2001 Plan.

The following table summarizes stock option grants made to the Named Executive Officers in 2004. Each of these grants was made under the 2001 Plan. (For more information regarding option grants to Named Executive Officers in 2004, please see Executive Compensation - Option Grants in 2004.)

Name	Securities Underlying 2004 Stock Option Grants(1)
W. Thomas Grant II	70,000
Michael J. Asselta	45,000
John W. McCarty	45,000(2)
L. Patrick James	5,000
Joseph C. Benage	35,000

1. These stock options were granted on June 28, 2004, vest in five equal annual installments (subject to immediate vesting upon a "change of control" of LabOne, as defined in the stock option agreement governing the stock option) and have an exercise price of $31.65.

2. No installment of these options will vest if as currently anticipated Mr. McCarty's employment with the Company terminates prior to the first anniversary of the option grant.

As of the date of this proxy statement, no option grants have been made to Named Executive Officers in 2005.

The Committee approved these awards, taking into account (i) each officer's performance and responsibilities with the Company, including the officer's ability to affect shareholder value; (ii) its view of the importance of long-term incentive compensation (as discussed above); (iii) the need to retain these officers' services by providing to them competitive compensation packages; (iv) the base salary and other compensation provided to each officer; and (v) the advice of its independent executive compensation consulting firm based upon the consulting firm's analysis of the awards under independent research and peer group compensation benchmarks.

Compensation of the Chief Executive Officer

In 2004 Mr. Grant received an annual base salary of $325,000. Mr. Grant earned an incentive bonus of $320,125 under the 2003 annual incentive plan, which was disbursed by the Company in 2004. Based on 2004 annual incentive plan results, Mr. Grant earned an incentive bonus for 2004 of $325,000, which was disbursed by the Company in 2005. Mr. Grant also received a car allowance of $9,000 and other perquisites totaling $3,860 in 2004. As discussed above, in 2004 Mr. Grant received a grant of nonqualified stock options to purchase 70,000 shares of LabOne common stock. The bases for these compensation levels are described above.

Committee Processes and Determinations

The Committee has reviewed the Company's executive compensation, including base salary, annual incentive compensation, stock option awards and perquisites. The Committee also retained an executive compensation consulting firm to advise the Committee regarding its executive compensation practices. This consulting firm was selected by the Committee and the Committee has sole responsibility to approve the consulting firm's fees and other retention terms. While serving as the Committee's independent consultant, the consulting firm will not provide other services to the Company or management.

Based on this review and advice, the Committee believes that the Company's executive compensation is reasonable in light of the Company's recent performance, market position and future goals.

Deductibility Cap on Compensation Exceeding $1,000,000

The Committee has considered the potential impact of section 162(m) of the Internal Revenue Code regarding non-deductibility of annual compensation in excess of $1,000,000. The Committee does not believe that section 162(m) will have any material impact upon LabOne, given the current salary and bonus levels of officers of LabOne and the treatment in the regulations of compensation under LabOne's long-term incentive plans. The Committee believes that many of the options currently outstanding are exempt from the deductibility limit under the transition provisions set forth in the regulations under section 162(m). It is the Committee's current intention that options granted under LabOne's long-term incentive plans will qualify as performance-based compensation and be exempt from the deductibility limits of section 162(m). The Committee will continue to evaluate the advisability of qualifying executive compensation for deductibility under section 162(m).

Submitted by the Compensation Committee

Jill L. Force, Chair
John P. Mascotte
John E. Walker

Comparison of Five Year Cumulative Total Return Among
LabOne, Nasdaq Composite Index and Peer Group

$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
1999
2000
2001
2002
2003
2004
LabOne, Inc.
Nasdaq US CRSP Index
Peer Group

	1999	2000	2001	2002	2003	2004
LabOne, Inc.	100.00	83.64	224.00	257.75	472.29	466.04
Peer Group(1)	100.00	353.36	345.26	254.79	339.18	444.04
Nasdaq US CRSP Index	100.00	60.31	47.84	33.07	49.45	53.81

The table assumes the investment at the close of business on December 31, 1999, of $100 in LabOne common stock and in the portfolio represented in each index, and assumes that all dividends were reinvested.

The NASDAQ Composite is a NASDAQ Stock Market index consisting of U.S. companies that is provided by the Center for Research in Security Prices of the University of Chicago. LabOne has selected an index of four testing laboratories and insurance services companies as its peer group: Bio-Reference Laboratories, Inc., Hooper Holmes, Inc., Laboratory Corporation of America Holdings, and Quest Diagnostics, Inc. The Company believes that the peer group index provides an appropriate comparison.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Executive Compensation Committee of the Board of Directors reviews and approves all compensation paid to the Company's executive officers. The Nominating/Corporate Governance Committee of the Board of Directors reviews and approves all other related party transactions between the Company and its directors or executive officers, including transactions required to be disclosed in this proxy statement.

See information provided under the heading "Related Party Transactions".

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table shows as of March 15, 2005, the total number of shares of Common Stock beneficially owned by persons known to be beneficial owners of more than 5% of the outstanding common stock.

Beneficial Owner	Shares of LabOne Beneficially Owned March 15, 2004[1]	Percentage of Outstanding Shares of LabOne Beneficially Owned
AXA Financial, Inc. 1290 Avenue of the Americas New York, NY 10104	1,385,740(1)	8.1%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	1,260,154(2)	7.3%
St. Denis J. Villere & Company , L.L.C. Suite 808 210 Baronne Street New Orleans, LA 70112-1727	1,070,108(3)	6.2%

1. According to the Schedule 13G filed by the reporting person on February 14, 2005, the reporting person has sole voting power with respect to 792,700 shares, shared voting power with respect to 490,800 and sole dispositive power with respect to all 1,385,740 shares. The Schedule 13G also stated that the shares are held by the reporting person's subsidiaries Alliance Capital Management L.P. and AXA Equitable Life Insurance Company, with Alliance Capital Management L.P. having sole voting power with respect to 652,740 shares, shared voting power with respect to 490,800 shares and sole dispositive power with respect to 1,245,780 shares, and AXA Equitable Life Insurance Company having sole voting and dispositive power with respect to 139,960 shares. The Schedule 13G was filed jointly by AXA Financial, Inc., AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, and AXA.

2. According to the Schedule 13G filed by the reporting person on February 14, 2005, the reporting person has sole voting power with respect to 197,582 shares and sole dispositive power with respect to all 1,260,154 shares. The reporting person indicates that (i) these securities are owned by various individual and institutional investors to which the reporting person serves as investment adviser with power to direct investments and/or sole power to vote the securities and (ii) for purposes of the reporting requirements of the Securities Exchange Act of 1934, the reporting person is deemed to be a beneficial owner of such securities; however, the reporting person expressly disclaims that it is, in fact, the beneficial owner of such securities.

3. According to the Schedule 13G filed by the reporting person on February 28, 2005, the reporting person has sole voting and dispositive power with respect to 3,700 shares and shared voting and dispositive power with respect to 1,066,408 shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table shows for each director, each of the Named Executive Officers, and all directors and executive officers of LabOne as a group, the total number of shares of Common Stock beneficially owned by such persons as of the date of this proxy statement.

Beneficial Owner	Shares of LabOne Beneficially Owned(1),(2)	Percentage of Outstanding Common Stock of LabOne Beneficially Owned(3)
W. Thomas Grant II	384,532(4),(5)	2.21%
John W. McCarty	49,138	*
Michael J. Asselta	63,487(4)	*
L. Patrick James	6,300(4)	*
Joseph C. Benage	76,328(4)	*
James R. Seward	42,888	*
Jill L. Force	1,880	*
John E. Walker	27,992(6)	*
John P. Mascotte	4,490	*
Lawrence N. Kugelman	70	*
All directors and executive officers of LabOne as a group (14 persons)	762,764	4.37%

* Less than 1% of outstanding shares.

1. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed.

2. Includes the following numbers of shares which such persons have the right to acquire within 60 days after April 1, 2005 pursuant to options granted under LabOne's Long-Term Incentive and Bonus Replacement Plans: W. Thomas Grant II, 260,955 shares; Michael J. Asselta, 60,000 shares; John W. McCarty, 42,269 shares; Joseph C. Benage, 74,517 shares; L. Patrick James, 6,000 shares; James R. Seward, 5,788 shares; Jill L. Force, 550 shares; John E. Walker, 6,478 shares; John P. Mascotte, 3,441 shares; and all directors and executive officers as a group, 546,717 shares.

3. For purposes of determining this percentage, the outstanding shares of LabOne include shares which such persons have the right to acquire as of or within 60 days after April 1, 2005.

4. Includes the following numbers of shares held as of February 27, 2005 in individually directed accounts of the named persons under LabOne's 401(k) profit-sharing plan, as to which each of such persons has sole investment power only: W. Thomas Grant II, 27,773 shares; Michael J. Asselta, 3,487; Joseph C. Benage 829 shares; L. Patrick James, 300 shares; and all directors and executive officers as a group, 40,517 shares.

5. Includes 63,462 shares held in a family trust for which W. Thomas Grant II serves as co-trustee and in that capacity shares voting and investment powers, 13,763 shares owned by a son of W. Thomas Grant II who lives in the home, and 4,007 shares owned by the wife of W. Thomas Grant II, as to which he disclaims beneficial ownership.

6. Includes 20,482 shares owned by a revocable trust for Mr. Walker's wife, as to which he disclaims beneficial ownership.

SHAREHOLDER PROPOSALS

Requirements for Shareholder Proposals to be Brought Before an Annual Meeting

Shareholder nominations of persons for election as directors or other proposals may be brought before the 2006 annual meeting of shareholders only by shareholders entitled to vote at such meeting who give timely written notice thereof in compliance with Article VI of the by-laws, which notice must be delivered to the Secretary of LabOne on the earlier of (a) 90 days prior to the date of such meeting or (b) if LabOne does not provide at least 100 days' prior notice or public announcement of the date of such meeting, the shareholder notice must be delivered to the Secretary not more than ten days following the mailing date of the notice or public announcement of the date of the meeting.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy

To be considered for inclusion in the proxy statement and proxy for the 2006 annual meeting of shareholders, any shareholder proposal must be received at LabOne's corporate office by December 20, 2005.

GENERAL

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters do properly come before the meeting, proxies in the accompanying form confer upon the persons named in them discretionary authority to vote upon such matters, to the extent permitted under the applicable rules of the Securities and Exchange Commission.

By Order of the Board of Directors

JOSEPH C. BENAGE
Secretary

April 12, 2005

APPENDIX A

LabOne, Inc.

2001 LONG-TERM INCENTIVE PLAN

(AS PROPOSED TO BE AMENDED)

TABLE OF CONTENTS

              ARTICLE I                         GENERAL PROVISIONS

     1.1                                   Purpose of the Plan
    1.2                                   Administration
    1.3                                   Stock Subject to the Plan
    1.4                                   Eligibility to Receive Awards
    1.5                                   Form of Awards
    1.6                                   Certain Definitions

              ARTICLE II                       BONUS REPLACEMENT STOCK OPTION PROGRAM

    2.1                                   The Program
    2.2                                   Administration of the Program
    2.3                                   Shares Subject to the Program
    2.4                                   Eligibility
    2.5                                   Stock Options; Terms and Conditions
    2.6                                   Reload Options

              ARTICLE III                     STOCK PROGRAM FOR OUTSIDE DIRECTORS

    3.1                                   The Program
    3.2                                   Shares Subject to the Program
    3.3                                   Eligibility
    3.4                                   Compensation for Services
    3.5                                   Terms of Formula Options

              ARTICLE IV                       STOCK INCENTIVE PROGRAM

    4.1                                   The Program
    4.2                                   Administration of the Program
    4.3                                   Shares Subject to the Program
    4.4                                   Eligibility
    4.5                                   Form of Awards
    4.6                                   Stock Options
    4.7                                   Stock Appreciation Rights
    4.8                                   Restricted Stock and Restricted Stock Unit Awards
    4.9                                   Performance Units and Performance Shares
    4.10                                 Other Stock-Based Awards
    4.11                                 Performance-Based Awards
    4.12                                 Loans and Supplemental Cash Payments
    4.13                                 Miscellaneous Provisions

              ARTICLE V                         MISCELLANEOUS

   5.1                                   General Restrictions
   5.2                                   General Provisions Applicable to Awards
   5.3                                   Miscellaneous Plan Provisions

LabOne, Inc.

2001 LONG-TERM INCENTIVE PLAN

ARTICLE I

GENERAL PROVISIONS

1.1.     Purpose of the Plan.

                  The purpose of the LabOne, Inc. 2001 Long-Term Incentive Plan (the "Plan") is to further the earnings of LabOne, Inc. ("LabOne") and its subsidiaries (collectively the "Company") by: (a) assisting the Company in attracting, retaining and motivating officers, directors, employees and consultants of high caliber and potential and (b) providing for the award of long-term incentives to such officers, directors, employees and consultants.

                  The Plan includes separate programs designed to further the purposes of the Plan:   (i) the Bonus Replacement Stock Option Program, under which LabOne may permit or require employees who are eligible to receive annual incentive compensation under LabOne's incentive programs to receive nonqualified stock options in lieu of such incentive compensation, (ii) the Stock Program for Outside Directors, which provides for automatic annual grants of Shares to outside directors of LabOne of a portion of their annual retainer fees and an annual option to purchase Shares, and (iii) the Stock Incentive Program, which permits the award of stock incentives to officers, directors, key employees and consultants of the Company.

                  The Plan is not intended to be a Plan that is subject to the Employee Retirement Income Security Act of 1974, as amended. Certain capitalized terms used herein are defined in Section 1.6 below.

1.2.     Administration.

                  1.2.1     Composition of the Committee.     The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Board of Directors of LabOne (the "Board"). The members of the Committee shall be appointed by and may be changed from time to time in the discretion of the Board. The Board may, in its sole discretion, bifurcate the powers of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single committee. The Board may require that each member of a Committee authorized to grant Awards or make determinations with respect to a Reporting Person be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule of similar import. The Board may require that each member of a Committee authorized to grant Awards or make determinations with respect to a Covered Employee be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

                  1.2.2.     Authority of the Committee.     The Committee shall have full and final power and authority to administer and interpret the Plan. In addition to such general power and authority, and subject to the provisions of the Plan, the Committee shall have such specific authority in administering each Program as provided in the Plan. The Committee shall have the power and authority to authorize the issuance of Shares pursuant to Awards granted under the Plan. Decisions of the Committee shall be final, binding and conclusive on all persons, including the Company and any Participant. The Committee may hold meetings and take action in the manner permitted under the applicable provisions of the Articles of Incorporation and By-laws of the Company, resolutions of the Board and applicable law, as amended from time to time. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award under the Plan.

                  1.2.3.     Power and Authority of the Board of Directors.     Notwithstanding anything to the contrary contained herein, the Board of Directors may at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

1.3.     Stock Subject to the Plan.

                  1.3.1.     Number of Shares.     The aggregate number of Shares that may be subject to Awards under each Program shall be as specified in the Plan. Shares authorized for issuance or transfer pursuant to Awards under one Program may not be used to satisfy Awards under another Program. Shares issued or transferred under the Plan may be authorized and unissued Shares or treasury Shares.

                  1.3.2.     Adjustment to Shares Upon Certain Events.     In the event that the Committee determines that any dividend or distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, merger, consolidation, reorganization, spin-off or split-up, reverse stock split, combination or exchange of Shares or other transaction affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable and without the consent of any affected Participant, adjust the number and kind of securities which may be issued under the Plan, the number and kind of securities subject to outstanding Awards and the exercise price of each outstanding stock option granted under the Plan, and may make such other changes in outstanding Awards as it deems equitable in its sole discretion. Fractional Shares resulting from any such adjustments shall be eliminated. No adjustment or action described in this Section 1.3.2 shall be authorized to the extent that such adjustment or action would (a) cause the Plan or any Incentive Stock Option granted or to be granted under the Plan to violate Section 422 of the Code, or (b) would cause any Performance-Based Award to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (if the Board determines that such Performance-Based Awards should comply with such provisions).

                  1.3.3.     Limit on Individual Grants.     Subject to adjustment as provided in Section 1.3.2 hereof, (a) the maximum number of Shares subject to stock options which may be granted in the aggregate under the Plan in any calendar year to any Participant shall be 500,000 Shares, (b) the maximum number of Shares underlying stock appreciation rights which may be granted in the aggregate under the Plan in any calendar year to any Participant shall be 150,000 Shares and (c) the maximum number of Shares subject to restricted stock awards, restricted stock unit awards, performance share awards and other stock-based awards which may be granted under the Plan in any calendar year to any Participant shall be 150,000 Shares. In addition, the maximum amount of compensation payable in respect of performance unit awards, cash in addition to an Award under Section 4.12 hereof and dividend equivalents under Section 4.13.2 hereof that may be paid in the aggregate under the Plan in any calendar year to any Participant shall not exceed $1,500,000. All determinations under this Section shall be made in a manner that is consistent with Section 162(m) of the Code and the regulations promulgated thereunder, to the extent that the Board determines that Awards under the Plan should comply with such provisions.

                  1.3.4.     Limit on Certain Types of Awards.     Subject to adjustment as provided in Section 1.3.2 hereof, the maximum number of Shares which may be issued in the aggregate with respect to restricted stock and restricted stock unit awards under Section 4.8 hereof, performance share awards under Section 4.9 hereof and other stock-based awards payable in Shares pursuant to Section 4.10 hereof shall be ~~150,000~~ 500,000 Shares, provided that Shares awarded pursuant to any such Award shall not, to the extent such Award expires or lapses or is terminated, forfeited or cancelled, be counted against the maximum number of Shares which may be issued pursuant to this Section 1.3.4.

1.4.     Eligibility to Receive Awards.

            All officers, directors, employees and consultants of the Company are eligible to be Participants in the Plan. Incentive Stock Options (as defined below) may be granted only to persons eligible to receive such options under the Code.

1.5.     Form of Awards.

            Subject to the provisions of the Plan, Awards may be made from time to time by the Committee in the form of stock options to purchase Shares, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards as provided herein or any combination of the above. Stock options may be options which are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any successor provision ("Incentive Stock Options") or options which are not intended to so qualify ("Nonqualified Stock Options"). The types of Awards that may be granted under each Program are specified in the Plan.

1.6.     Certain Definitions

            1.6.1.     "Affiliate" of LabOne means any person or organization that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, LabOne.

            1.6.2.     "Award" means any award of stock options to purchase Shares, stock appreciation rights, performance units, performance shares, restricted stock, restricted stock units or other stock-based awards as provided herein or any combination of the above granted under the Plan.

            1.6.3.     "Beneficiary" means the person or persons designated in writing by the grantee of an Award as the grantee's Beneficiary with respect to such Award; or, in the absence of an effective designation or if the designated person or persons predecease the grantee, the grantee's Beneficiary shall be the grantee's estate or the person or persons who acquire by bequest or inheritance the grantee's rights in respect of an Award. In order to be effective, a grantee's designation of a Beneficiary must be on file with the Committee before the grantee's death, but any such designation may be revoked and a new designation substituted therefor at any time before the grantee's death.

            1.6.4.     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

            1.6.5.     "Covered Employee" means a "covered employee" for a particular taxable year of the Company within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder or any Participant who the Committee believes may be such a covered employee for a particular taxable year of the Company, and who the Committee believes may have remuneration in excess of $1,000,000 for such taxable year, as provided in Section 162(m) of the Code.

            1.6.6.     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

            1.6.7.     "Fair Market Value" of Shares shall mean the Fair Market Value of such Shares as determined in good faith by the Board or the Committee, provided that if the Shares are then traded on a national securities exchange or NASDAQ, the "Fair Market Value" of Shares as of a particular day shall mean the Closing Price of the Shares on the business day immediately prior to such day, unless the average of the Closing Price over a different number of days is selected by the Committee for purposes of such determination. "Closing Price" as of a particular day with respect to the Shares shall be the last sale price of the Shares, or in the absence thereof the average of the closing bid and asked prices of the Shares, on the national securities exchange on which such Shares are listed and principally traded or, if such Shares are not listed on any national securities exchange, as reported by NASDAQ.

            1.6.8.     "Outside Director" means a member of the Board of Directors who is not an employee of LabOne or any parent corporation or subsidiary corporation of LabOne (as defined in Sections 424(e) and (f) of the Code).

            1.6.9.     "Participant" means any person selected to receive an Award pursuant to the Plan.

            1.6.10.   "Performance-Based Awards" means Awards and other compensation payable under the Plan which the Committee from time to time determines are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

            1.6.11.   "Programs" means the Bonus Replacement Stock Option Program, the Stock Program for Outside Directors and the Stock Incentive Program. The Programs are sometimes referred to herein individually as the Program.

            1.6.12.   "Reporting Person" means any person subject to Section 16 of the Exchange Act, or any successor rule.

            1.6.13.   "Shareholder-Approved Performance Goals" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance-Based Awards described in Section 4.11 hereof. To the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder, Shareholder-Approved Performance Goals may be described in terms of objectives related to the performance of the Participant, LabOne, any subsidiary, or any division, unit, department, region or function within LabOne or any subsidiary in which the Participant is employed. Shareholder-Approved Performance Goals may be made relative to the performance of other companies. To the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder, Shareholder-Approved Performance Goals applicable to any Performance-Based Award shall be based on specified levels of or changes in one or more of the following criteria: (i) cash flow, which may include net cash flow from operations, or net cash flow from operations, financing and investing activities, (ii) earnings per share, (iii) pre-tax income, (iv) net income, (v) return on sales, (vi) return on equity, (vii) return on assets, (viii) return on capital, (ix) return on investment, (x) revenue growth, (xi) market share, (xii) retained earnings, (xiii) improved gross margins, (xiv) operating expense ratios, (xv) earnings before interest, taxes, depreciation and amortization, (xvi) costs, (xvii) cost reductions or savings, (xviii) debt reduction, (xix) selling, general and administrative expenses, (xx) share appreciation and (xxi) total return to shareholders (share appreciation plus dividends).

            1.6.14.   "Shares" means shares of Common Stock, $.01 par value per share, of LabOne as constituted on the effective date of the Plan, and any other shares into which such Common Stock shall thereafter be changed by reason of any transaction described in Section 1.3.2 hereof.

            1.6.15.   "Subsidiary" of LabOne means any organization more than 50% of whose outstanding voting securities are beneficially owned, directly or indirectly, by LabOne.

ARTICLE II

BONUS REPLACEMENT STOCK OPTION PROGRAM

2.1     The Program.

            Under the Bonus Replacement Stock Option Program, LabOne may permit or require employees who are eligible to receive annual incentive compensation under LabOne's incentive programs to receive nonqualified stock options in lieu of such incentive compensation.

2.2.     Administration of the Program.

            In addition to the general power and authority specified in Section 1.2 hereof, and subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to: (a) determine whether stock options will be granted under this Program in any calendar year, (b) determine the employees or classes of employees eligible to receive stock options under this Program in any calendar year, (c) determine the date or dates on which stock options will be granted under this Program, (d) determine whether participation in this Program will be elective or mandatory, (e) determine the number of Shares that may be subject to each stock option granted under this Program, (f) determine the amount of incentive compensation to be given up for each stock option granted under this Program, (g) determine the terms and conditions of any stock option and the terms and conditions of any agreement evidencing a stock option under this Program, (h) authorize the issuance of Shares pursuant to stock options granted under this Program, (i) interpret, construe and administer this Program and any instrument or agreement relating to or evidencing an award under this Program, (j) establish, amend, suspend or waive rules and guidelines relating to this Program and stock options granted hereunder, (k) correct any defect, supply any omission and reconcile any inconsistency in this Program or any stock option granted under this Program and (l) make any other determination or take any other action that it deems necessary or desirable for administration of this Program or any stock option granted hereunder.

2.3.     Shares Subject to the Program.

            The total number of Shares for which stock options may be granted under this Program shall be ~~984,699~~ 184,699 Shares. If for any reason any stock option granted under this Program expires or lapses or is terminated, surrendered, forfeited, cancelled, exercised or settled in a manner that results in fewer shares outstanding than were awarded pursuant to the stock option, the Shares subject to such stock option, to the extent of such expiration, lapse, termination, surrender, forfeiture, cancellation or decrease, shall again be available for award under this Program.

2.4.     Eligibility.

            Any salaried employee of the Company eligible to receive incentive compensation for a particular fiscal year of the Company shall be eligible to participate in this Program for such year.

2.5.     Stock Options; Terms and Conditions.

            2.5.1.     Non-Qualified Stock Option.     Each stock option granted under this Program shall be a non-qualified stock option not entitled to special tax treatment under Section 422 of the Code.

            2.5.2.     Consideration for Stock Options; Number of Shares.     Each stock option under this Program shall be granted in lieu of a portion of the optionee's cash payout under any incentive compensation plan or program of the Company. The Committee shall determine the number of Shares or the manner of determining the number of Shares available for such stock option grants in any calendar year, subject to the total number of Shares available under this Program for such year, and the amount or the method of determining the amount of annual incentive compensation to be given up by Participants in return for stock option grants, taking into consideration such factors in making such determinations as the Committee deems appropriate in its sole discretion.

            2.5.3.     Participation of Optionees.     Participation in this Program may be voluntary or mandatory, as determined by the Committee. The rules and procedures for voluntary participation, when applicable, shall be established by the Committee.

            2.5.4.     Exercise Price.     The option exercise price to be paid for each Share purchased upon the exercise of a stock option under this Program shall be one hundred percent (100%) of the Fair Market Value of such Share on the date the stock option is granted, as determined by the Committee.

            2.5.5.     Vesting.     Under this Program, unless the Committee determines otherwise, (a) the total number of Shares subject to a stock option granted in lieu of incentive compensation for a calendar year shall become exercisable at the later later of the time the option is granted or the incentive compensation of the optionee for such calendar year is determined by the Committee and (b) if the employment of an optionee is terminated for any reason prior to the grant or the vesting of the stock option, the stock option shall be forfeited and any incentive compensation earned by the optionee shall be payable to the optionee as if an election to acquire stock options had not been made.

            2.5.6.     Term of Option.     Each stock option granted under this Program shall expire on the tenth anniversary of the date of grant, subject to earlier termination as provided in this Section. Under this Program, unless otherwise determined by the Committee prior to or at the time of the grant of a respective stock option, if the optionee's employment with the Company is terminated, the optionee may exercise any stock option granted under this Program that is exercisable on the date of termination of employment until the earlier of (a) the date on which the stock option expires and (b) the end of the applicable period below:

(i)     If the optionee's employment with the Company is terminated by reason of the optionee's normal retirement (within the meaning of the money purchase pension plan of LabOne), the stock option shall terminate five (5) years after the optionee's retirement date.

(ii)     If the optionee's employment with the Company is terminated by reason of the optionee's disability qualifying the optionee for long-term disability benefits under the LabOne's long-term disability plan, the stock option shall terminate five (5) years after the date of termination of employment.

(iii)     If the optionee's employment with the Company is terminated by reason of the optionee's death, the stock option shall terminate one (1) year after the date of death.

(iv)     If the optionee's employment with the Company is terminated by the Company without cause, the stock option shall terminate ten (10) years after the date of grant.

(v)     If the optionee's employment with the Company is terminated by the Company with cause, the stock option shall terminate ninety (90) days after the date of termination of employment. "Cause" means conduct by the optionee that reflects adversely on the optionee's honesty, trustworthiness or fitness as an employee, or the optionee's willful engagement in conduct that is demonstrably and materially injurious to the Company.

(vi)     If the optionee's employment with the Company is terminated by the optionee, the stock option shall terminate ninety (90) days after the date of termination of employment.

The foregoing notwithstanding, unless otherwise determined by the Committee, all outstanding stock options under this Program granted to the optionee, whether vested or unvested, shall automatically terminate if, during the term of the optionee's employment with the Company or after the termination of optionee's employment with the Company for any reason, the optionee shall, without the prior written consent of LabOne, directly or indirectly, individually or in concert with others, or through the medium of any other corporation, partnership, syndicate, association, joint venture, or other entity, or as an employee, officer, director, agent, consultant, partner, member or otherwise: (a) solicit, accept, divert or service, or attempt to solicit, accept, divert or service, any business similar to the type and character of business then engaged in by the Company from any person, corporation or other entity who was as of the date of the termination of the optionee's employment a customer of the Company, (b) solicit, induce or encourage any employee, contractor or agent of the Company to terminate employment or any other relationship with the Company or to compete with the Company in any manner, or (c) compete with the Company in any business conducted or planned to be conducted by the Company as of the date of the termination of the optionee's employment.

            2.5.7.     Payment for Shares.     Unless otherwise determined by the Committee, payment of the purchase price of the Shares with respect to which a stock option under this Program is exercised may be made in any of the following forms: (a) cash (which may include personal checks, certified checks, cashier's checks or money orders), (b) Shares at Fair Market Value, (c) the optionee's written request to the Company to reduce the number of Shares otherwise issuable to the optionee upon the exercise of the stock option by a number of Shares having a Fair Market Value equal to such purchase price, (d) a payment commitment of a financial institution or brokerage firm in connection with the "cashless exercise" of a stock option, (e) any other lawful consideration which is satisfactory to the Committee or (f) a combination of any of the foregoing. In lieu of delivering Shares, the person exercising the stock option may provide an affidavit in form satisfactory to the Committee regarding ownership of such Shares and receive the number of Shares otherwise issuable to the optionee upon the exercise of the stock option, less a number of Shares having a Fair Market Value equal to such purchase price on the date of exercise, as determined by the Committee.

            2.5.8.     Manner of Exercise.     Any vested and exercisable stock option under this Program may be exercised in whole or in part at any time or from time to time prior to the expiration or termination of the stock option by giving written notice, signed by the person exercising the stock option, to LabOne stating the number of Shares with respect to which the stock option is being exercised, accompanied by payment in full of the exercise price for the number of Shares to be purchased. No stock option may exercised at any time with respect to a fractional Share. Any stock option of a deceased optionee may be exercised, to the extent vested at the time of such optionee's death, by the optionee's Beneficiary.

            2.5.9.     Effect of Certain Transactions on Stock Options.     In the event that the Board approves (a) the merger or consolidation of LabOne with or into another corporation or other entity in which the shareholders of LabOne immediately prior to such transaction will beneficially own voting securities possessing less than 50% of the combined voting power of the then outstanding securities of the surviving entity in such transaction (or its parent), excluding for purposes of such calculation any such shareholder of LabOne who beneficially owns prior to the transaction more than ten percent (10%) of the other entity involved in the transaction (or its parent), (b) a sale of all or substantially all of the assets of LabOne in which outstanding securities of LabOne are exchanged for securities, cash or other property of any corporation or other entity or (c) a liquidation or dissolution of LabOne; the Board may in its sole discretion prior to consummation of such transaction take any one or more of the following actions with respect to outstanding stock options granted under this Program: (i) provide that such stock options shall be assumed or equivalent stock options shall be substituted by the acquiring or succeeding corporation or entity (or an affiliate thereof) or (ii) upon thirty (30) days' prior written notice to the optionee, provide that the stock option shall be exercisable in full and shall terminate at the end of such thirty (30) day period to the extent not exercised by such time, at the end of which period the stock option shall terminate.

2.6.     Reload Options.

            2.6.1.     Grant of Reload Option; Number of Shares; Price.     Under this Program, the Committee may provide that an optionee shall have the right to a reload option, which shall be subject to the terms and conditions set forth herein. Subject to Sections 2.6.2 and 2.6.3 hereof and to the availability of Shares to be optioned under this Program, if an optionee has a stock option to purchase Shares (the "original option") with reload rights and pays for the exercise of the original option and/or the tax withholding obligation related to the exercise by surrendering Shares or directing LabOne to withhold Shares, the optionee shall receive a new stock option ("reload option") to purchase a number of Shares up to the number so surrendered and/or directed to be withheld, as determined by the Committee, at an exercise price equal to the Fair Market Value of the Shares on the date of the exercise of the original option.

            2.6.2.     Minimum Purchase Required     A reload option will be granted under this Program only if the exercise of the original option is an exercise of at least 25% of the total number of shares granted under the original option (or an exercise of all the Shares remaining under the original option if less than 25% of the Shares remain to be exercised).

            2.6.3.     Other Requirements.     A reload option: (a) will not be granted if the Fair Market Value of the Shares on the date of exercise of the original option is less than the exercise price of the original option; (b) will not be granted if the optionee is not, on the exercise date, an employee of the Company; (c) will not be granted if the original option is exercised less than one year before the expiration of the original option; and (d) with respect to original options transferred by the optionee to another person in accordance with this Program, reload options shall be granted to the optionee upon exercise by the transferee to the same extent as if the optionee had exercised the original option in a similar manner.

            2.6.4.     Term of Option.     The reload option shall expire or terminate on the same date as the original option would expire or terminate under Section 2.5.

            2.6.5.     Type of Option.     The reload option shall be a non-qualified stock option not entitled to special tax treatment under Section 422 of the Code.

            2.6.6.     No Additional Reload Options.     The reload option shall not include any right to a second reload option.

            2.6.7.     Date of Grant; Vesting.     The date of grant of the reload option shall be the date of the exercise of the original option. Reload options shall be exercisable in full beginning one year from date of grant; provided, however, that all Shares purchased upon the exercise of the original option (except for any Shares withheld to pay the exercise price or for tax withholding obligations) shall not be sold, transferred or pledged within six months from the date of exercise of the original option. The reload option shall become exercisable in full if the optionee terminates employment by reason of the optionee's death, disability qualifying for long-term disability benefits under the LabOne's long-term disability plan, or normal retirement (within the meaning of the money purchase pension plan of LabOne). In no event shall a reload option be exercised after the original option expires or terminates as provided in Section 2.5.

            2.6.8.     Compliance with Section 16(b).     In connection with reload options for executive officers who are subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations which, in the Committee's sole discretion, are necessary or desirable in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder, or in order to obtain any exemption therefrom.

            2.6.9.     Other Terms and Conditions.     Except as otherwise provided herein, all the provisions of this Program and the provisions of the Plan applicable to this Program shall apply to reload options.

ARTICLE III

STOCK PROGRAM FOR OUTSIDE DIRECTORS

3.1.     The Program.

            The Stock Program for Outside Directors provides for the automatic annual grant to Eligible Directors of (a) a portion of their annual retainer fees in Shares and (b) an option to purchase Shares.

3.2.     Shares Subject to the Program.

            The total number of Shares that may be issued or transferred pursuant to this Program shall be 300,000 Shares, subject, however, to adjustment as provided in Section 1.3.2. hereof. If for any reason any stock option granted under this Program expires or lapses or is terminated, forfeited or cancelled, the Shares subject to such stock option, to the extent of such expiration, lapse, termination, forfeiture or cancellation, shall again be available for award under this Program.

3.3.     Eligibility.

            All members of the Board who are not employees of LabOne or any of its Subsidiaries shall be eligible to participate in this Program (the "Eligible Directors").

3.4.     Compensation for Services.

            3.4.1.     Annual Retainer Fee.     On the first business day after each annual meeting of shareholders of LabOne, commencing with the year 2001, each person who is an Eligible Director of LabOne on such day shall receive as compensation for his or her services an annual retainer fee of (a) $7,500 in cash and (b) a grant of a number of Shares having a value equal to $10,000, based upon the Fair Market Value of the Shares on the date of grant.

            3.4.2.     Annual Grant of Stock Options.     On the first business day after each annual meeting of shareholders of LabOne, commencing with the year 2001, each person who is an Eligible Director of LabOne on such day shall automatically receive a grant of a stock option to purchase that number of Shares equal to 50,000 divided by the Fair Market Value per Share on such date (a "Formula Option").

            3.4.3.     Partial Awards.     Each person appointed by the Board to fill a vacancy or a newly created directorship resulting from any increase in the authorized number of directors as of any date other than the date of the annual meeting of the shareholders of LabOne and who qualifies as an Eligible Director shall receive (a) under Section 3.4.1 a proportionate share of the cash payment of $7,500 and a proportionate grant of a number of Shares having a value equal to $10,000 based upon the Fair Market Value of the Shares on such date, and (b) under Section 3.4.2 a proportionate grant of a Formula Option to purchase a number of Shares based upon the Fair Market Value on such date. The proportionate amounts shall be determined by multiplying the foregoing amounts by a fraction (i) the numerator of which shall be the number of full or partial months such Director is scheduled to be serve between the date of his election as a Director and the month during which the next succeeding annual meeting of the shareholders of LabOne is scheduled to be held, and (ii) the denominator of which shall be twelve.

            3.4.4.     Other Compensation.     Each person who is an Eligible Director of LabOne shall receive such other compensation, including without limitation compensation for his services at each meeting of the Board and committee of the Board attended, as shall be determined from time to time by the Board.

            3.4.5.     Fractional Shares.     Any fractional Share that may be issuable pursuant to this Section 3.4 shall be rounded to the nearest whole Share.

3.5.     Terms of Formula Options.

            3.5.1.     Non-Qualified Stock Option.     Each Formula Option shall be a non-qualified stock option not entitled to special tax treatment under Section 422 of the Code.

            3.5.2.     Option Price.     The option exercise price to be paid by each such Eligible Director for each Share purchased upon the exercise of a Formula Option shall be one hundred percent (100%) of the Fair Market Value of the Shares on the date the Formula Option is granted.

            3.5.3.     Vesting Schedule.     Each Formula Option shall become exercisable during the term of the Eligible Director's service as a director of LabOne with respect to one-third of the Shares subject to such option on the first anniversary of the date of grant, one-third of the Shares subject to such option on the second anniversary of the date of grant and the remaining Shares subject to such option on the third anniversary of the date of grant; provided that, notwithstanding the foregoing, the Formula Option shall become exercisable in full upon (a) the occurrence of a Change of Control (as defined in Section 3.5.8 hereof) during the Eligible Director's service or at the time of the termination of the Eligible Director's service as a director of LabOne, provided the Formula Option has been outstanding for at least one hundred eighty (180) days at the time of such occurrence or (b) termination of the Eligible Director's service as a director of LabOne due to the Eligible Director's death or permanent and total disability.

            3.5.4.     Term of Option.     Each Formula Option shall expire on the tenth anniversary of the date of grant, subject to earlier termination as provided in this subsection. In the event that a Eligible Director's service as a director of LabOne terminates for any reason, the Eligible Director (or in the event of death the Eligible Director's Beneficiary) shall have the right to exercise the Formula Option, to the extent the Formula Option was exercisable at the time of such termination, at any time within one (1) year after the date of termination of service, provided that in no event may the Formula Option be exercised after the tenth anniversary of the date of grant. Upon the earlier of the tenth anniversary of the date of grant or the end of such one (1) year period, the Formula Option shall expire.

            3.5.5.     Payment for Shares.     Unless otherwise determined by the Committee, the option exercise price of the Shares with respect to which a Formula Option is exercised shall be payable in full at the time of exercise in (a) cash (which may include personal checks, certified checks, cashier's checks or money orders), (b) Shares at Fair Market Value, (c) the optionee's written request to LabOne to reduce the number of Shares otherwise issuable to the optionee upon the exercise of the Formula Option by a number of Shares having a Fair Market Value on the date of exercise equal to such purchase price, (d) a payment commitment of a financial institution or brokerage firm in connection with the "cashless exercise" of a Formula Option, (v) any other lawful consideration satisfactory to the Committee or (e) a combination of any of the foregoing. In lieu of delivering Shares, the person exercising the Formula Option may provide an affidavit in form satisfactory to the Committee regarding ownership of such Shares and receive the number of Shares otherwise issuable to the optionee upon the exercise of the Formula Option, less a number of Shares having a Fair Market Value equal to such purchase price on the date of exercise.

            3.5.6.     Time and Manner of Exercise.     Any vested and exercisable Formula Option may be exercised in whole or in part at any time or from time to time prior to the expiration or termination of the Formula Option by giving written notice, signed by the person exercising the Formula Option, to LabOne stating the number of Shares with respect to which the Formula Option is being exercised, accompanied by payment in full of the exercise price for the number of Shares to be purchased. No Formula Option may exercised at any time with respect to a fractional Share. Any Formula Option of a deceased Eligible Director may be exercised, to the extent vested and exercisable on the date of death of the Eligible Director, by the Eligible Director's Beneficiary.

            3.5.7.     Effect of Certain Transactions on Formula Options.     In the event that the Board approves (a) the merger or consolidation of LabOne with or into another corporation or other entity in which the shareholders of LabOne immediately prior to such transaction will beneficially own voting securities possessing less than 50% of the combined voting power of the then outstanding securities of the surviving entity in such transaction (or its parent), excluding for purposes of such calculation any such shareholder of LabOne who beneficially owns prior to the transaction more than ten percent (10%) of the other entity involved in the transaction (or its parent), (b) a sale of all or substantially all of the assets of LabOne in which outstanding securities of LabOne are exchanged for securities, cash or other property of any corporation or other entity or (c) a liquidation or dissolution of LabOne; the Board may in its sole discretion prior to consummation of such transaction take any one or more of the following actions with respect to outstanding Formula Options: (i) provide that such Formula Option shall be assumed or an equivalent stock option shall be substituted by the acquiring or succeeding corporation or entity (or an affiliate thereof) or (ii) upon thirty (30) days' prior written notice to an Eligible Director, provide that the Formula Option shall be exercisable in full and shall terminate at the end of such thirty (30) day period to the extent not exercised by such time, at the end of which period the Formula Option shall terminate.

            3.5.8.     Definition of Change of Control.     For purposes of this Program, "Change of Control" means the occurrence of any of the following events:

          (a) a majority of the Board ceases to consist of Continuing Directors ("Continuing Director" means any person who was a member of the Board as of the date of this Plan, and any person who subsequently becomes a member of such Board if such person's election or nomination for election to such Board by LabOne's shareholders is recommended or approved by a majority of the Continuing Directors, excluding any person elected or appointed to the Board to avoid or settle a threatened or actual election contest);

          (b) LabOne merges or consolidates with another corporation or other entity and as a result of such transaction the shareholders of LabOne immediately prior to such transaction beneficially own voting securities possessing less than 50% of the combined voting power of the then outstanding securities of the surviving entity in such transaction (or its parent), excluding for purposes of such calculation any such shareholder of LabOne who beneficially owns prior to the transaction more than ten percent (10%) of the other entity involved in the transaction (or its parent); or

          (c) the shareholders of LabOne approve an agreement (including a plan of liquidation) to sell or otherwise dispose of all or substantially all of the assets of LabOne (other than to one or more subsidiaries on LabOne), unless such sale or other disposition is (i) approved by a majority of the Continuing Directors of LabOne, and (ii) is specifically designated by a majority of the Continuing Directors not to constitute a change of control for purposes of this Program.

            3.5.9.     Additional Awards     Nothing in this Program or the Plan shall be deemed to prevent LabOne from granting stock options or Shares to any Eligible Director under any other program, plan or agreement adopted by LabOne.

            3.5.10.     Expiration of Program.     Awards under this Program shall continue to be granted so long as the Plan continues in effect, or until the Shares available for Awards under this Program shall no longer be sufficient to grant each Eligible Director the Shares and Formula Option provided in Section 3.4 hereof. At such time as there are insufficient Shares, the remaining Shares shall be used first to make the grants under Sections 3.4.1 and 3.4.3 hereof of the remaining Shares among the Eligible Directors entitled thereto on a pro rata basis, and second to make the grants of Formula Options under Sections 3.4.2 and 3.4.3 hereof among the Eligible Directors entitled thereto on a pro rata basis.

ARTICLE IV

STOCK INCENTIVE PROGRAM

4.1.     The Program.

     The Stock Incentive Program permits the Committee to grant Awards to officers, directors, employees and consultants of the Company.

4.2.     Administration of this Program.

            In addition to the general power and authority specified in Section 1.2.2. hereof, and subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to: (a) determine the eligible persons to whom Awards shall be made under this Program, (b) determine the type or types of Awards to be granted to each Participant hereunder, (c) determine the time or times when Awards shall be granted, (d) determine the terms and conditions of Awards and the terms and conditions of any agreement evidencing an Award, (e) authorize the issuance of Shares pursuant to Awards granted under this Program, (f) make determinations of the Fair Market Value of Shares pursuant to this Program, (g) interpret, construe and administer this Program and any instrument or agreement relating to or evidencing an Award under this Program, (h) establish, amend, suspend or waive rules and guidelines relating to this Program and Awards hereunder, (i) correct any defect, supply any omission and reconcile any inconsistency in this Program or any Award granted under this Program and (j) make any other determination or take any other action that it deems necessary or desirable for administration of this Program or any Award hereunder.

4.3.     Shares Subject to this Program.

            The aggregate number of Shares which may be issued or transferred pursuant to Awards under this Program shall be ~~2,000,000~~ 2,800,000 Shares, subject, however, to adjustment as provided in Section 1.3.2 hereof. If for any reason any Award expires or lapses or is terminated, forfeited or cancelled, the Shares subject to such Award, to the extent of such expiration, lapse, termination, forfeiture or cancellation, shall again be available for award under this Program. Notwithstanding the provisions of this Section 4.3, Shares shall not again become subject to Awards to the extent that such action would cause any Incentive Stock Option granted or to be granted under this Program to fail to qualify as an incentive stock option under Section 422 of the Code.

4.4.     Eligibility.

            All officers, directors, employees and consultants of the Company are eligible to be Participants in this Program.

4.5.     Form of Awards.

            Subject to the provisions of the Plan, Awards may be made under this Program from time to time by the Committee in the form of stock options to purchase Shares, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards as provided herein or any combination of the above.

4.6.     Stock Options.

            4.6.1.     Award of Stock Options.     Subject to the provisions of the Plan, the Committee shall determine the terms and conditions of each stock option granted by the Committee under this Program, which may include without limitation: (a) the type of option (Incentive Stock Option or Nonqualified Stock Option), (b) the number of Shares subject to the option, (c) the time or times at which and/or the conditions upon which the option shall become exercisable in whole or in part, (d) the term of the option, provided that the term of an option shall not be greater than ten (10) years, and (e) the exercise price per Share, provided that the exercise price per Share shall not be less than the Fair Market Value of a Share on the date of grant, as determined by the Committee (subject to subsequent adjustment as provided in Section 1.3.2 hereof). The Committee, in its discretion, may provide for circumstances under which the option shall become immediately exercisable, in whole or in part, and, notwithstanding the foregoing, may accelerate the exercisability of any option granted under this Program, in whole or in part, at any time. A stock option granted under this Plan shall be an Incentive Stock Option only if the stock option is designated as an Incentive Stock Option in the Award Agreement.

            4.6.2.     Payment for Shares.     The Committee shall determine the form of payment of the purchase price of the Shares with respect to which an option is exercised, which may include without limitation (a) cash (which may include personal checks, certified checks, cashier's checks or money orders), (b) Shares at Fair Market Value, (c) the optionee's written request to the Company to reduce the number of Shares otherwise issuable to the optionee upon the exercise of the option by a number of Shares having a Fair Market Value equal to such purchase price, (d) a payment commitment of a financial institution or brokerage firm in connection with the "cashless exercise" of an option, (e) any other lawful consideration, including, without limitation, an Award or a note or other commitment satisfactory to the Committee or (f) a combination of any of the foregoing.

            4.6.3.     Incentive Stock Options.     In the case of an Incentive Stock Option, each Award shall contain such other terms, conditions and provisions as the Committee determines to be necessary or desirable in order to qualify such option as an Incentive Stock Option within the meaning of Section 422 of the Code or any successor provision.

            4.6.4.     Reload Provisions.     Options may contain a provision automatically granting a reload option to a Participant who surrenders Shares or directs the Company to withhold Shares in order to pay all or a portion of the exercise price of a stock option or the tax required to be withheld pursuant to the exercise of a stock option granted under this Program. The number of Shares subject to the reload option shall not be greater than the number of shares so surrendered or withheld, as determined by the Commitee. The date of grant of the reload option shall be the date on which the Participant surrenders the Shares in respect of which the reload option is granted. The reload option shall have an exercise price equal to the Fair Market Value of a Share on the date of grant of the reload option, as determined by the Committee, shall have a term that is no longer than the original term of the underlying stock option and shall have such other terms and conditions as shall be determined by the Committee in its discretion, subject to the terms of the Plan.

4.7.     Stock Appreciation Rights.

            4.7.1.     Award of SARs     Stock Appreciation Rights ("SARs") may be granted by the Committee either in connection with a previously or contemporaneously granted stock option under this Program or independently of a stock option. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions of each SAR. SARs shall entitle the grantee, subject to such terms and conditions as may be determined by the Committee, to receive upon exercise thereof all or a portion of the excess of (a) the Fair Market Value at the time of exercise, as determined by the Committee, of a specified number of Shares with respect to which the SAR is exercised, over (b) a specified price which shall not be less than 100 percent of the Fair Market Value of the Shares at the time the SAR is granted, or, if the SAR is granted in connection with a previously or contemporaneously issued stock option, not less than the exercise price of the Shares subject to the option.

            4.7.2.     SARs Related to Stock Options     If an SAR is granted in relation to a stock option, unless otherwise determined by the Committee, (a) the SAR shall be exercisable only at such times, and by such persons, as the related option is exercisable, (b) the grantee's right to exercise the related option shall be canceled if and to the extent that the Shares subject to the option are used to calculate the amount to be received upon the exercise of the related SAR and (c) the grantee's right to exercise the related SAR shall be canceled if and to the extent that the Shares subject to the SAR are purchased upon the exercise of the related option, provided that an SAR granted with respect to less than the full number of Shares covered by a related option shall not be reduced until the related option has been exercised or has terminated with respect to the number of Shares not covered by the SAR.

            4.7.3.     Other Terms     Each SAR shall have such other terms and conditions as the Committee shall determine in its sole discretion, provided that the term of an SAR shall not be greater than ten (10) years. The Committee may, in its discretion, provide in the Award circumstances under which the SARs shall become immediately exercisable, in whole or in part, and may, notwithstanding the foregoing, accelerate the exercisability of any SAR, in whole or in part, at any time. Upon exercise of an SAR, payment shall be made in cash, Shares at Fair Market Value on the date of exercise, other Awards, other property or any combination thereof, as the Committee may determine.

4.8.     Restricted Stock and Restricted Stock Unit Awards.

            4.8.1.      Restricted Stock and Restricted Stock Unit Awards     Restricted stock awards under this Program shall consist of Shares free of any purchase price or for such purchase price as may be established by the Committee, which are subject to forfeiture and subject to such other terms and conditions (including attainment of performance objectives), if any, as may be determined by the Committee. Restricted stock unit awards under this Program shall consist of units representing the right to receive Shares free of any purchase price or for such purchase price as may be established by the Committee, which are subject to forfeiture and subject to such other terms and conditions (including attainment of performance objectives), if any, as may be determined by the Committee.

            4.8.2.     Restriction Period.     Restrictions shall be imposed for such period or periods as may be determined by the Committee. The Committee shall determine the terms and conditions upon which any restrictions upon restricted stock or restricted stock units awarded under this Program shall expire, lapse, or be removed. The Committee, in its discretion, may provide in the Award circumstances under which the restricted stock or restricted stock units shall become immediately transferable and nonforfeitable, or under which the restricted stock or restricted stock units shall be forfeited, and, notwithstanding the foregoing, may accelerate the expiration of the restriction period imposed on any restricted stock or restricted stock units at any time.

            4.8.3.     Restrictions Upon Transfer; Rights as a Shareholder.     Restricted stock, including the right to vote such restricted stock and to receive dividends thereon, and restricted stock units may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered during the restriction period applicable to such restricted stock or restricted stock units, except to the extent determined by the Committee. Notwithstanding the foregoing, and except as otherwise provided in the Plan or determined by the Committee, the grantee of the restricted stock shall have all of the other rights of a shareholder, including, but not limited to, the right to receive dividends and the right to vote such Shares. The Committee, in its discretion, may provide that any dividends or distributions paid with respect to Shares subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the Shares to which such dividends or distributions relate. Unless the Committee otherwise provides in an Award Agreement, holders of restricted stock units shall have no rights as shareholders of LabOne. The Committee may provide in an Award Agreement that the holder of restricted stock units shall be entitled to receive, upon LabOne's payment of a cash dividend on outstanding Shares, a cash payment for each restricted stock unit held equal to the per-Share dividend paid on outstanding Shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional restricted stock units at a price per unit equal to the Fair Market Value of a Share on the date such dividend is paid, as determined by the Committee, and shall be subject to the same restrictions as the restricted stock units to which such dividends or distributions relate.

            4.8.4.     Restricted Stock Certificates.     Any restricted stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion may deem appropriate, including without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any certificate or certificates are to be issued, the Committee, in its sole discretion, shall determine when the certificate or certificates shall be delivered to the grantee, may provide for the holding of such certificate or certificates in escrow or in custody by the Company or its designee pending their delivery to the grantee, and may provide for any appropriate legend to be borne by the certificate or certificates.

4.9.     Performance Units and Performance Shares.

            Performance unit and performance share awards under this Program shall entitle grantees to future payments based upon the achievement of pre-established performance objectives. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions applicable to each performance unit or performance share award, which may include without limitation the following: (a) one or more performance periods, (b) the initial value of each performance unit subject to a performance unit award or the number of Shares subject to a performance share award, (c) performance targets to be achieved during each applicable performance period and (d) the terms of payment of performance unit and performance share awards. Performance targets established by the Committee may relate to financial and nonfinancial performance goals, may relate to corporate, division, unit, individual or other performance and may be established in terms of growth in gross revenue, earnings per share, ratios of earnings to equity or assets, or such other measures or standards as may be determined by the Committee in its discretion. Multiple targets may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance. At any time prior to payment of a performance unit or performance share award, the Committee may adjust previously established performance targets or other terms and conditions to reflect unforeseen events, including without limitation, changes in laws, regulations or accounting practices, mergers, acquisitions or divestitures or other extraordinary, unusual or non-recurring items or events. Payment on performance unit and performance share awards may be made in cash, Shares, other Awards, other property or any combination thereof, as the Committee may determine.

4.10.     Other Stock-Based Awards.

            The Committee may grant to Participants, either alone or in addition to other Awards granted under this Program and the Plan, Awards which are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities or other instruments convertible into Shares). Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards. Such Awards may be paid in Shares, cash, other Awards, other property or any combination thereof, as the Committee may determine. Such Awards may be issued for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as the Committee may determine. The form or forms of consideration payable for Shares or other securities delivered pursuant to a purchase right granted under this Section may include any form of consideration specified in Section 4.6.2 hereof. The Committee may establish certain performance criteria that may relate in whole or in part to receipt of awards hereunder. The provisions of this Section 4.10 notwithstanding, any stock option to purchase Shares, SAR, restricted stock or restricted stock unit award or performance share award granted under this Program must comply with the provisions of this Program applicable to such Award.

4.11.     Performance-Based Awards.

            4.11.1.     Applicability.     Awards granted and other compensation payable under this Program which are intended to qualify as Performance-Based Awards shall be subject to the provisions of this Section. In the event of any conflict between the provisions of this Section and any other provisions of this Program or the Plan, the provisions of this Section shall prevail.

            4.11.2.     Performance Goals.     The specific performance goals for the Performance-Based Awards granted under Sections 4.8, 4.9, 4.10, 4.12 and 4.14.3 hereof shall be one or more Shareholder-Approved Performance Goals, as selected by the Committee in its sole discretion. To the extent required under Section 162(m) of the Code and the regulations promulgated thereunder, the Committee shall (a) establish in the applicable Award Agreement the specific performance targets relative to the Shareholder-Approved Performance Goals which must be attained before compensation under the Performance-Based Award becomes payable, (b) provide in the applicable Award Agreement the method for computing the amount of compensation payable to the Participant if the target or targets are attained, and (c) at the end of the relevant performance period and prior to any payment of compensation, certify whether the applicable target or targets were achieved and whether any other material terms were in fact satisfied. The specific targets and the method for computing compensation shall be established within the time period permitted under Section 162(m) of the Code and the regulations promulgated thereunder. The Committee may reserve the right in any Award Agreement covering a Performance-Based Award to reduce the amount payable at a given level of performance. The Committee shall be precluded from increasing the amount of compensation payable that would otherwise be due upon attainment of a performance goal contained in a Performance-Based Award, to the extent required under Section 162(m) of the Code and the regulations promulgated thereunder for Performance-Based Awards to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

            4.11.3.     Modification of Performance Goals.     Except where a modification would cause a Performance-Based Award to no longer qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Committee may in its discretion modify any performance goal or target relating to a Performance-Based Award, in whole or in part, as the Committee deems appropriate and equitable, subject to the provisions of Section 5.2.6 hereof.

            4.11.4.     Discretion; Compliance.     Notwithstanding any other provision of this Program or the Plan to the contrary, neither the Board nor the Committee shall be entitled to exercise any discretion otherwise authorized under this Program with respect to any Performance-Based Award or with respect to the amendment or modification of any provision of this Program without shareholder approval, if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause any Performance-Based Award to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. Notwithstanding any other provision of this Program to the contrary, this Program and the Plan shall be deemed to include such additional limitations or requirements set forth in Section 162(m) of the Code and the regulations and rulings promulgated thereunder which are required to be included in the Plan in order for Performance-Based Awards to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, and this Program shall be deemed amended to the extent necessary to conform to such limitations and requirements from time to time.

4.12.     Loans and Supplemental Cash Payments.

            The Committee in its sole discretion to further the purpose of this Program may provide for cash payments to individuals in addition to an Award under this Program, or loans to individuals in connection with all or any part of an Award under this Program. Supplemental cash payments shall be subject to such terms and conditions as shall be prescribed by the Committee, provided that in no event shall the amount of payment exceed:

          (a)     In the case of an option, the excess of the Fair Market Value of a Share on the date of exercise over the option price multiplied by the number of Shares for which such option is exercised, or

          (b)     In the case of an SAR, performance unit, performance share, restricted stock, restricted stock unit or other stock-based award, the value of the Shares and other consideration issued in payment of such Award.

Any loan shall be evidenced by a written loan agreement or other instrument in such form and containing such terms and conditions (including, without limitation, provisions for interest, payment schedules, collateral, forgiveness or acceleration) as the Committee may prescribe from time to time.

4.13     Miscellaneous Provisions.

            4.13.1.     Multiple or Successive Awards.     Each type of Award under this Program may be made alone, in addition to or in relation to any other Award. Multiple Awards, multiple forms of Awards, or combinations thereof may be evidenced by a single Award Agreement or multiple Award Agreements, as determined by the Committee. Successive Awards may be granted under this Program to the same Participant whether or not any Awards previously granted to such Participant remain outstanding. No person shall have any claim or right to be granted an Award under this Program.

            4.13.2.     Dividends.     In the discretion of the Committee, any Award under this Program may provide the Participant with dividends or dividend equivalents payable in cash or property, currently or deferred, with or without interest. Dividend equivalents granted with respect to a stock option which is a Performance-Based Award may not be made contingent upon exercise of the stock option, to the extent prohibited by Section 162(m) of the Code and the regulations promulgated thereunder with respect to qualified performance-based compensation.

            4.13.3.     Termination of Employment or Consulting Arrangement.     The Committee shall determine the effect, if any, on an Award under this Program of the disability, death, retirement or other termination of employment or services of a Participant and the extent to which, and the period during which, the Participant or the Participant's legal representative, guardian or Beneficiary may receive payment of an Award or exercise rights thereunder.

ARTICLE V

MISCELLANEOUS

5.1.     General Restrictions.

            Each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (a) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any regulatory body, or (c) an agreement by the recipient of an Award with respect to the disposition of Shares in order to satisfy the requirements of federal and state securities laws, or (d) the satisfaction of withholding tax or other withholding liabilities is necessary or desirable as a condition of or in connection with the granting of such Award or the issuance or purchase of Shares thereunder, such Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, agreement, or withholding shall have been effected or obtained. Any such restriction affecting an Award shall not extend the time within which the Award may be exercised; and none of the Company, its directors or officers or the Committee shall have any obligation or liability to the grantee or to a Beneficiary with respect to any Shares with respect to which an Award shall lapse or with respect to which the grant, issuance or purchase of Shares shall not be effected, because of any such restriction. LabOne is no under obligation to register, qualify or list the Shares with the Securities and Exchange Commission, any state securities commission or any securities exchange or inter-dealer quotation system to effect such compliance. The Committee may impose such conditions upon the issuance of Shares under the Plan as the Committee deems necessary or desirable to cause such issuance to comply with applicable legal requirements and with the requirements of any securities exchange or inter-dealer quotation system on which LabOne's securities are then traded.

5.2.     General Provisions Applicable to Awards.

            5.2.1.     Award Agreements.     Unless otherwise determined by the Committee, (a) each Award under the Plan shall be evidenced by a written agreement entered into by and between LabOne and the Participant ("Award Agreement"), containing such terms and conditions not inconsistent with the provisions of the Plan as the Committee in its sole discretion deems necessary or advisable, (b) each Participant to whom an Award has been granted shall agree that such Award shall be subject to all of the terms and conditions of the Plan and the terms and provisions of the applicable Award Agreement and (c) a Participant shall have no rights with respect to any Award unless the Participant shall have executed and delivered to the Company a copy of the Award Agreement with respect to such Award. The Committee may invalidate an Award under the Stock Incentive Program at any time before any required Award Agreement is signed and delivered by the Participant, and such Award shall be treated as never having been granted.

            5.2.2.     Committee Discretion.     The Committee's determinations under the Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

            5.2.3.     Transferability.     Unless the Committee determines otherwise, a Participant's rights and interest under any Award or any Award Agreement may not be assigned or transferred in whole or in part, voluntarily or involuntarily, including by operation of law, except by will, by the laws and descent and distribution or pursuant to an effective Beneficiary designation.

            5.2.4.     Withholding.

          (a)     Prior to the issuance or transfer of Shares or other property under the Plan, the recipient shall remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements. The recipient may satisfy the withholding requirement in whole or in part by delivering Shares or electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of such Shares shall be the Fair Market Value of the stock on the date that the amount of tax to be withheld is determined (the Tax Date). Such Election must be made on or prior to the Tax Date, must comply with all applicable securities law and other legal requirements, as interpreted by the Committee, and may be made unless otherwise determined by the Committee, in its discretion.

          (b)     Whenever payments to a Participant in respect of an Award under the Plan are to be made in cash, such payments shall be net of the amount necessary to satisfy any Federal, state or local withholding tax requirements.

            5.2.5.     Deferred or Installment Payments.     Except with respect to Formula Options, the Committee may provide that the issuance of Shares or the payment or transfer of cash or property upon the settlement of Awards under this Program may be made in a single payment or transfer or in installments, and may authorize the deferral of, or permit a Participant to elect to defer, any such issuance, payment or transfer, all in accordance with such rules, requirements, conditions and procedures as may be established by the Committee. The Committee may also provide that any such installment or any such deferred issuance, payment or transfer shall include the payment or crediting of dividend equivalents, interest or earnings on deferred amounts.

            5.2.6.     Amendment of Awards.     Subject to the terms and conditions of the Plan and any Award Agreement, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Award (including the applicable Award Agreement) in any manner, prospectively or retroactively, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Award, extend the term of an Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Award, convert an Incentive Stock Option to a Nonqualified Stock Option, accept the surrender of any outstanding Award and authorize the grant of new Awards in substitution for surrendered Awards; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and provided, further, that if such amendment or modification, taking into account any related action, materially and adversely affects a Participant's rights under an Award or an Award Agreement, such Participant shall have consented to such amendment or modification. Nothing in this subsection shall be deemed to limit the Committee's authority to amend or modify any outstanding Award pursuant to Section 1.3.2 of the Plan. The Committee may not amend any outstanding Award or Award Agreement relating to a Formula Option to the extent that such amendment would cause the provisions of this Plan applicable to Formula Options and the provisions of the Award or Award Agreement to fail to qualify as a "formula plan" within the meaning of Rule 16b-3 under the Exchange Act and the instructions thereto, unless the grant of the Formula Option otherwise qualifies for exemption under Rule 16b-3.

            5.2.7.     Limitation on Amendment of Awards.     Notwithstanding Section 5.2.6 hereof, unless approved by the shareholders of LabOne in accordance with Missouri law, (a) neither the Board nor the Committee shall amend or modify the terms of any outstanding Award relating to any stock option or SAR (including the applicable Award Agreement) to reduce the exercise price per Share and (b) no stock option or SAR shall be cancelled and replaced with any Award or Awards having a lower exercise price. Nothing in this subsection shall be deemed to limit the Committee's authority to amend or modify any outstanding Award pursuant to Section 1.3.2 hereof.

            5.2.8.     Forfeiture and Restrictions on Transfer.     Except Award Agreements relating to Formula Options, each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of Shares acquired pursuant to an Award or otherwise and may also provide for such restrictions on transferability of Shares acquired pursuant to an Award or otherwise that the Committee may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Participant not compete with the Company for a specified period of time.

            5.2.9.     Change of Control.     Subject to the terms and conditions of the Plan, the Committee may include such provisions in the terms of an Award or Award Agreement under this Program relating to a change of control of the Company (as defined by the Committee) as the Committee determines in its discretion. Such provisions may include, without limitation, provisions which: (a) provide for the acceleration of any time period relating to the exercise, realization, payment of the Award, (b) provide for the termination, cancellation or expiration of the Award in whole or in part, (c) provide for payment to the Participant of cash or other property with a Fair Market Value, as determined by the Committee, equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change of control, (d) adjust the terms of the Award in a manner determined by the Committee to reflect the change of control or (e) cause the Award to be assumed, or new rights substituted therefor, by another entity.

5.3     Miscellaneous Plan Provisions.

            5.3.1.     Rights of a Shareholder.     Except as otherwise provided in Section 4.8 hereof and subject to the provisions of the applicable Award Agreement, the recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for Shares are issued to such Participant, and the issuance of Shares shall confer no retroactive right to dividends.

            5.3.2.     Rights to Terminate Employment or Services.     Nothing in the Plan or in any Award Agreement shall confer upon any person the right to continue in the employment of the Company or to continue providing services to the Company or affect any right that the Company may have to terminate the employment or services of such person.

            5.3.3.     Amendment and Termination of Plan.     The Board may terminate, amend, modify or suspend the Plan at any time, subject to such shareholder approval as the Board determines to be necessary or desirable to comply with any tax, regulatory or other requirement, provided that, subject to Section 1.3.2 hereof, the Board may not, unless such amendment is approved by the shareholders of LabOne in accordance with Missouri law, amend the Plan to (a) increase the number of Shares available for the grant of Awards under any Program, (b) increase the maximum individual limits on Awards set forth in Section 1.3.3 hereof, (c) increase the maximum number of Shares which may be subject to restricted stock awards, restricted stock unit awards, performance share awards and other stock-based awards pursuant to Section 1.3.4 hereof, (d) decrease the minimum per Share exercise price of stock options or the minimum per Share specified price for SARs under the Plan, (e) increase the number of Shares which may granted to Eligible Directors under Section 3.4 or may be subject to Formula Options granted under Section 3.4 (except pursuant to Section 1.3.2), (f) increase the maximum term of stock options or SARs under the Plan, (g) change or modify the provisions of Section 5.2.7 hereof or (h) extend the date in Section 5.3.5 after which no Incentive Stock Option and no Award (other than reload options) under the Bonus Replacement Stock Option Program shall be granted. If any such termination, modification, amendment or suspension of the Plan shall materially and adversely affect the rights of any grantee or Beneficiary under an Award previously granted, the consent of such grantee or Beneficiary shall be required, provided that it shall be conclusively presumed that any adjustment pursuant to Section 1.3.2 hereof does not materially and adversely affect any such right.

            5.3.4.     Effect on Other Plans; Nature of Payments.     Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements or other benefit or incentive plans or shall affect any Participant's eligibility to participate in any other such arrangement or plan. Each grant of an Award and each issuance of Shares thereunder shall be in consideration of services performed for the Company by the Participant receiving the Award. Each such grant and issuance shall constitute a special incentive payment to the Participant receiving the Award and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise provide.

            5.3.5.     Effective Date and Duration of Plan.     The Plan shall become effective when adopted by the Board, provided that the Plan is approved by the shareholders of LabOne in accordance with Missouri law before the first anniversary of the date the Plan is adopted by the Board, and provided, further, that no payment on any Award shall be made unless and until such shareholder approval is obtained. Unless it is sooner terminated in accordance with Section 5.3.3 hereof, the Plan shall remain in effect until all Awards under the Plan have been satisfied or have expired or otherwise terminated, but no Incentive Stock Option or Award (other than reload options) under the Bonus Replacement Stock Option Program shall be granted more than ten years after the earlier of the date the Plan is adopted by the Board or is approved by the shareholders of LabOne.

            5.3.6.     Unfunded Plan.     The Plan shall be unfunded, except to the extent otherwise provided in accordance with Section 4.8 hereof. Unless otherwise determined by the Committee, neither the Company nor any Affiliate shall be required to segregate any assets that may be represented by Awards, and neither the Company nor any affiliate shall be deemed to be a trustee of any amounts to be paid under any Award. Any liability of the Company or any Affiliate to pay any grantee or Beneficiary with respect to an Award shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan, and no such obligations will be deemed to be secured by a pledge of or encumbrance on any property of the Company or an affiliate.

            5.3.7.     Curative Provision.     If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Rule 16b-3 under the Exchange Act (as those terms or provisions are applied to Participants who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (to the extent that the Board has determined that the Plan or such Award should comply with Rule 16b-3) or Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set forth herein; provided that, to the extent any stock option intended to qualify as an Incentive Stock Option cannot so qualify, that stock option to that extent shall be deemed a Nonqualified Stock Option for all purposes of the Plan.

            5.3.8.     Governing Law.     The Plan shall be governed by, and shall be construed, enforced and administered in accordance with, the internal laws of the State of Missouri (without giving effect to conflict of laws principles thereof), except to the extent that such laws may be superseded by any Federal law.

APPENDIX B

FORM OF PROXY CARD

LabOne, Inc.
10101 Renner Boulevard
Lenexa, Kansas 66219

Annual Meeting of Shareholders

May 26, 2005

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints W. Thomas Grant II and Joseph C. Benage, and each of them, jointly and severally, as proxies, with full power of substitution, for the undersigned at the annual meeting of shareholders of LabOne, Inc., to be held at 10101 Renner Boulevard, Lenexa, Kansas, on May 26, 2005, at 11:00 a.m. local time, and at any adjournment or postponement, to vote the shares of common stock the undersigned would be entitled to vote, if personally present, upon the proposals stated on the reverse side of this proxy card, and any other matter brought before the meeting, all as set forth in the proxy statement delivered with respect to the annual meeting.

Unless otherwise marked, the proxy will be deemed marked "FOR" the election of all nominees as directors and "FOR" proposals 2 and 3.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LabOne, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES AS DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Directors
1.	Elect the following nominees as a Class C Director, as set forth in the proxy statement (or a substitute nominee or nominees designated by the Board of Directors, if any of them becomes unavailable):	For All O	Withhold For All O	For All Except O	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the nominee's name on the line below. ______________________

Nominees:

01)     W. Thomas Grant II
02)     Lawrence N. Kugelman
03)     John E. Walker

Vote on Proposals

2. Approve the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2005.

FOR [  ]         AGAINST [  ]         ABSTAIN [  ]

3. Approve an amendment to the Company's 2001 Long-Term Incentive Plan to (i) increase the number of shares of Common Stock that may be issued under the Plan's Stock Incentive Program with respect to restricted stock, restricted stock unit awards, performance share awards and other stock-based awards payable in Common Stock from 150,000 to 500,000, and (ii) transfer 800,000 shares of Common Stock from the Plan's Bonus Replacement Stock Option Program to the Plan's Stock Incentive Program.

FOR [  ]         AGAINST [  ]         ABSTAIN [  ]

This proxy confers discretionary authority to vote upon certain matters, as described in the accompanying proxy statement.

(Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.)

Signature of Shareholder                                Date
Signature (Joint Owners)                                Date